UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07239

Name of Registrant:	Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 - March 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Strategic Equity Fund

> Semiannual Report

March 31, 2007

>  During the first half of its 2007 fiscal year, Vanguard Strategic Equity Fund returned 13.1%, well above the return of the broad U.S. stock market and nearly a full percentage point ahead of the average return of its peer mutual funds.

>  The fund’s emphasis on mid- and small-capitalization shares, which performed well during the six months, helped drive its strong return and outperformance of the broad market.

>  Steel companies dominated the top spots on the list of the fund’s best performers, while several software companies landed near the bottom.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Strategic Equity Fund	13.1%
MSCI US Small + Mid Cap 2200 Index	12.4
Average Mid-Cap Core Fund[1]	12.3
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$23.07	$24.79	$0.26	$0.98

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During a six-month period that was good for large-capitalization shares but even better for mid- and small-cap stocks, Vanguard Strategic Equity Fund provided a return of 13.1%. This strong performance was comfortably ahead of the return of the broad market, and it topped the average return of similar funds as well as the return of an index benchmark that the fund closely follows.

The first table on page 1 shows the total returns (capital change plus reinvested distributions) for the fund and its comparative measures.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-cap stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields

2

finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

The fund’s gain was powered by industrials and consumer stocks

Your fund’s six-month return of 13.1% was excellent in absolute terms and solid when compared with the return of the broad

U.S. stock market and the MSCI US Small + Mid Cap 2200 Index. To be sure, a double-digit return in just a half-year is something to be grateful for, but it should never be something that you expect from any investment.

By design, the Strategic Equity Fund’s sector weightings vary little from those of the index benchmark. The fund’s advisor, Vanguard Quantitative Equity Group, uses computer models to identify the most promising stocks in each sector. This means that, although the weightings of the fund and the index will be similar, the returns within sectors will often be different. Attempting to make these differences positive is what active management is all about.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1  Annualized.

3

For both the fund and the index, all of the ten sectors recorded positive returns. The range of returns, however, was quite wide. Materials companies (which accounted for only about 5% of the fund and the index) recorded a heady gain of more than 40%, while financials and information technology concerns returned 5% and 6%, respectively.

The fund gained an edge over the index through its selections in the materials sector and the consumer discretionary sector (retailers and entertainment companies) but gave up some ground to the benchmark in financials and information technology shares. Specifically, terrific returns from steel companies helped boost the fund’s return, as did the strong performance of several retailers.

See the Advisor’s Report on page 6 for more details on the fund’s model and performance.

In its quest for superior performance, the fund has been aided by its extremely low expenses. The table below illustrates its significant cost advantage over competing funds. This advantage has helped maximize investors’ share of the long-term rewards produced by the advisor’s stock-picking talents. Over the past ten years, the fund’s average annual return is higher than the index’s return by nearly a full percentage point.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.31%	1.83%

1  Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

A stock-market guarantee: Prices will fluctuate

During the past six months, stock prices did what they have always done and will forever do: They fluctuated. When all was said and done, the fluctuations added up to a rewarding half-year for the Strategic Equity Fund. But, of course, volatility can have a downside as well.

Fortunately, the key to meeting your long-term investment goals does not involve calculating when market fluctuations will work against you and when they will work in your favor. Rather, it involves building a portfolio that is diversified among asset classes and within them. The Strategic Equity Fund can play an important role in such a portfolio by providing disciplined, low-cost exposure to mid- and small-cap stocks.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 12, 2007

5

Advisor’s Report

For the six months ended March 31, 2007, Vanguard Strategic Equity Fund returned 13.1%, topping the 12.4% gain of the fund’s market benchmark, the MSCI Small + Mid Cap 2200 Index. The broad U.S. stock market returned 8.9%.

The investment environment

During this period, small- and mid-capitalization stocks once again outperformed their large-cap brethren. Large-cap stocks, which are not included in our benchmark, were up about 7%, while mid-cap and small-cap stocks each gained about 12%.

Over the past several years, smaller stocks have tended to outperform larger stocks. This tendency has helped the fund’s benchmark index to outperform broad market averages, which are dominated by large-caps. Because our strategy ties the fund tightly to the benchmark, its rise helped lift our performance above the broad market.

However, it is likely that in some future period this market tendency will reverse. When that happens, the fund’s return—reflecting our portfolio risk control, which links us to our benchmark—will likely lag behind that of large-cap-dominated market indexes. We cannot predict when this change will occur, and we will not modify our management of the fund in an attempt to anticipate it. Our goal is to outperform the fund’s mid- and small-cap benchmark, not to time changes in market factors. In our opinion, the potential rewards associated with timing market factors are not worth the additional risk.

Our investment approach

In our report on the fund’s 2006 fiscal year, we lamented that, while our model had been successful in identifying attractive stocks, we had been unlucky when selecting the particular stocks that made up our portfolio. The “luck” component improved during the past six months. Our model was again quite successful at picking stocks for us to choose from, and we had the added benefit of good fortune in our choices.

To oversimplify, our fund’s performance has three components: the return of the benchmark, our model’s stock-picking ability, and some amount of luck. Over the long run, we expect that last component to average out to zero.

The heart of our process is our stock-selection model. It contains three elements, each of which measures a stock’s attractiveness relative to its capitalization and industry peers. The first element measures a stock’s valuation; the second evaluates earnings quality; and the last considers market sentiment. These three elements are combined into an overall rating for each stock. To construct our portfolio, we combine the stock ratings with risk measures to minimize our exposure to industry and other factors. The resulting portfolio should capture the benchmark’s return plus the result of our model’s stock selection.

The fund’s successes and shortfalls

Our best performance over the six months was in the materials industry, where our model picked United States Steel, Steel Dynamics, and AK Steel, each of which

6

was up dramatically for the period. Our model was also successful in the consumer durables and technology industries.

Conversely, the model underperformed in the software industry, picking RealNetworks and Transaction Systems Architects, both of which dropped in value. These disparate results in the same period are typical of a quantitative process like ours and of a portfolio that holds many securities.

The stock-specific risk we assume in the portfolio has paid off so far this year, but it could reward or punish us in the near term. We look forward to the remainder of the fiscal year, believing that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

James D. Troyer,

Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

April 11, 2007

7

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	735	2,144	4,948
Median Market Cap	$4.1B	$4.1B	$30.6B
Price/Earnings Ratio	15.8x	20.8x	17.6x
Price/Book Ratio	2.5x	2.6x	2.8x
Yield	1.0%	1.2%	1.7%
Return on Equity	13.8%	14.0%	16.9%
Earnings Growth Rate	19.1%	18.7%	20.8%
Foreign Holdings	0.2%	0.0%	0.7%
Turnover Rate	75%[3]	—	—
Expense Ratio	0.31%[3]	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16%	16%	12%
Consumer Staples	3	3	9
Energy	8	8	9
Financials	21	21	22
Health Care	10	10	11
Industrials	13	13	11
Information Technology	15	15	15
Materials	6	6	4
Telecommunication
Services	2	2	3
Utilities	6	6	4

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.89
Beta	1.06	1.47

Ten Largest Holdings[5] (% of total net assets)

Mirant Corp.	independent power
	producers and
	energy traders	1.0%
AmerisourceBergen Corp.	health care
	distributors	1.0
Parker Hannifin Corp.	industrial machinery	1.0
Cummins Inc.	construction and
	farm machinery and
	heavy trucks	1.0
Safeco Corp.	property and
	casualty insurance	0.9
Terex Corp.	construction and
	farm machinery and
	heavy trucks	0.9
Nabors Industries, Inc.	oil and gas drilling	0.9
Tesoro Petroleum Corp.	oil and gas refining
	and marketing	0.9
Fiserv, Inc.	data processing and
	outsourced services	0.9
Helmerich & Payne, Inc.	oil and gas drilling	0.9
Top Ten		9.4%

Investment Focus

1  MSCI US Small + Mid Cap 2200 Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Ten Years
Strategic Equity Fund	8/14/1995	9.01%	13.52%	13.04%

1  Six months ended March 31, 2007.

2  The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (16.3%)
	Polo Ralph Lauren Corp.	760,580	67,045
	Whirlpool Corp.	757,800	64,345
	Darden Restaurants Inc.	1,411,300	58,131
	Nordstrom, Inc.	1,090,900	57,752
	Guess ?, Inc.	1,375,800	55,706
	Royal Caribbean
	Cruises, Ltd.	1,076,319	45,378
	Phillips-Van Heusen Corp.	719,100	42,283
	Brinker International, Inc.	1,045,900	34,201
	Abercrombie & Fitch Co.	449,300	34,003
	Men’s Wearhouse, Inc.	603,350	28,388
	Lamar Advertising Co.
	Class A	419,021	26,386
	Cablevision Systems
	NY Group Class A	805,600	24,514
*	Liberty Media Corp.—
	Capital Series A	206,396	22,825
*	AutoNation, Inc.	1,052,047	22,345
	Newell Rubbermaid, Inc.	675,146	20,990
	Jackson Hewitt
	Tax Service Inc.	623,600	20,067
	Dillard’s Inc.	572,100	18,725
*	Wyndham Worldwide Corp.	518,500	17,707
*	Skechers U.S.A., Inc.	501,200	16,825
	Ruby Tuesday, Inc.	581,800	16,639
*	Payless ShoeSource, Inc.	464,000	15,405
*	AnnTaylor Stores Corp.	367,900	14,267
	VF Corp.	171,994	14,210
	Sherwin-Williams Co.	208,357	13,760
	Sinclair Broadcast Group, Inc.	887,816	13,717
*	Gemstar-TV Guide
	International, Inc.	3,217,485	13,481
	Eastman Kodak Co.	571,300	12,889
*	DSW Inc. Class A	304,200	12,840

*	Jack in the Box Inc.	176,900	12,229
	Liz Claiborne, Inc.	285,000	12,212
	Thor Industries, Inc.	300,000	11,817
*	Charming Shoppes, Inc.	908,858	11,770
	Meredith Corp.	193,320	11,095
*	Harris Interactive Inc.	1,809,900	10,914
	Idearc Inc.	310,175	10,887
	Jones Apparel Group, Inc.	352,800	10,842
*	ITT Educational Services, Inc.	130,500	10,634
	Bob Evans Farms, Inc.	284,017	10,494
*	CSK Auto Corp.	594,600	10,227
*	^Chipotle Mexican Grill, Inc.	161,600	10,035
	Tim Hortons, Inc.	326,800	9,941
	E.W. Scripps Co. Class A	216,100	9,655
*	Tenneco Automotive, Inc.	375,400	9,558
	Mattel, Inc.	343,400	9,468
	Washington Post Co. Class B	12,378	9,451
	Belo Corp. Class A	497,400	9,286
	ArvinMeritor, Inc.	494,600	9,026
*	Dollar Tree Stores, Inc.	217,490	8,317
*	Genesco, Inc.	200,200	8,314
*	RCN Corp.	305,580	7,808
	Modine Manufacturing Co.	338,600	7,754
	Harte-Hanks, Inc.	281,000	7,753
	Catalina Marketing Corp.	238,170	7,521
	H & R Block, Inc.	353,200	7,431
*	Mohawk Industries, Inc.	90,425	7,419
	Kimball International, Inc.
	Class B	370,086	7,135
	Domino’s Pizza, Inc.	218,100	7,082
*	^Nutri/System Inc.	134,276	7,037
*	JAKKS Pacific, Inc.	285,500	6,823
	K-Swiss, Inc.	252,351	6,819
*	Big Lots Inc.	209,600	6,556
	Cato Corp. Class A	280,050	6,550
	The McClatchy Co. Class A	197,400	6,240
*	Visteon Corp.	701,800	5,993
	Steven Madden, Ltd.	177,780	5,191
	Brown Shoe Co., Inc.	122,900	5,162
	Sonic Automotive, Inc.	175,000	4,988
*	Cox Radio, Inc.	350,331	4,782
*	^Krispy Kreme Doughnuts, Inc.	459,253	4,680
	*Lear Corp.	112,600	4,111
	World Wrestling
	Entertainment, Inc.	209,087	3,408

10

			Market
			Value•
		Shares	($000)
	Group 1 Automotive, Inc.	83,500	3,321
*	Expedia, Inc.	141,015	3,269
*	The Dress Barn, Inc.	154,780	3,221
	Tempur-Pedic
	International Inc.	123,600	3,212
	Stewart Enterprises, Inc.
	Class A	395,258	3,186
	Ross Stores, Inc.	86,749	2,984
	Sotheby’s	66,278	2,948
*	Rent-A-Center, Inc.	103,893	2,907
*	^Select Comfort Corp.	158,200	2,816
*	The Gymboree Corp.	63,400	2,540
	Asbury Automotive
	Group, Inc.	86,300	2,438
	Dover Downs Gaming &
	Entertainment, Inc.	185,850	2,394
	Saks Inc.	111,400	2,322
	Sealy Corp.	130,500	2,281
*	Getty Images, Inc.	46,800	2,276
	Ethan Allen Interiors, Inc.	59,000	2,085
	American Greetings Corp.
	Class A	89,000	2,066
*	Steak n Shake Co.	121,208	2,033
*	Spanish Broadcasting
	System, Inc.	499,974	2,000
	Building Materials
	Holding Corp.	103,900	1,882
	The Buckle, Inc.	51,150	1,826
	Aaron Rents, Inc.	68,800	1,819
	Movado Group, Inc.	61,100	1,799
*	Papa John’s International, Inc.	60,621	1,782
*	Scholastic Corp.	54,600	1,698
	UniFirst Corp.	44,200	1,696
*	The Warnaco Group, Inc.	59,100	1,678
	Service Corp. International	139,900	1,659
	International Speedway Corp.	31,684	1,638
	FTD Group, Inc.	98,900	1,635
	Interactive Data Corp.	62,700	1,552
*	GSI Commerce, Inc.	67,800	1,532
	Regal Entertainment Group
	Class A	76,747	1,525
	Wynn Resorts Ltd.	12,300	1,167
	Sally Beauty Co. Inc.	122,100	1,122
*	K2 Inc.	79,200	958
*	O’Charley’s Inc.	46,100	889
	RadioShack Corp.	31,400	849
*	Penn National Gaming, Inc.	18,966	805

	Kellwood Co.	27,400	804
	Westwood One, Inc.	101,602	698
	Haverty Furniture Cos., Inc.	48,200	675
	OfficeMax, Inc.	11,400	601
*	Vertrue Inc.	11,600	558
	Xerium Technologies Inc.	66,700	535
*	Audiovox Corp.	35,500	523
	CSS Industries, Inc.	12,700	476
*	Charlotte Russe Holding Inc.	13,200	381
*	Jo-Ann Stores, Inc.	13,300	362
	Wendy’s International, Inc.	9,800	307
*	RC2 Corp.	3,760	152
*	Town Sports International
	Holdings, Inc.	4,800	105
	Coinmach Service Corp.
	Class A	9,700	103
			1,245,329
Consumer Staples (3.4%)
	Carolina Group	800,300	60,511
	The Pepsi Bottling Group, Inc.	951,500	30,343
	The Estee Lauder Cos. Inc.
	Class A	381,400	18,631
	The Kroger Co.	622,000	17,571
	Del Monte Foods Co.	1,452,427	16,674
*	NBTY, Inc.	287,283	15,237
	Longs Drug Stores, Inc.	282,910	14,609
	Brown-Forman Corp. Class B	155,107	10,169
*	Hansen Natural Corp.	266,324	10,088
*	The Pantry, Inc.	166,400	7,525
	^The Andersons, Inc.	160,600	7,131
	Molson Coors Brewing Co.
	Class B	56,400	5,337
*	Energizer Holdings, Inc.	61,800	5,273
	Seaboard Corp.	2,290	5,175
	J.M. Smucker Co.	96,600	5,151
	Corn Products
	International, Inc.	135,500	4,822
	Ruddick Corp.	120,700	3,631
*	Herbalife Ltd.	69,700	2,732
*	Prestige Brands
	Holdings Inc.	227,500	2,696
*	Ralcorp Holdings, Inc.	38,800	2,495
	Ingles Markets, Inc.	44,400	1,813
*	Performance Food Group Co.	57,991	1,790
*	Alliance One
	International, Inc.	186,300	1,720
	The Great Atlantic &
	Pacific Tea Co., Inc.	30,500	1,012

	^Mannatech, Inc.	62,984	1,012
*	USANA Health Sciences, Inc.	21,000	984
*	Boston Beer Co., Inc. Class A	28,000	934
	Weis Markets, Inc.	18,300	818
	Premium Standard Farms Inc.	34,770	732
	^Vector Group Ltd.	26,590	497
	The Topps Co., Inc.	36,300	353
*	Wild Oats Markets Inc.	16,667	303
	Universal Corp. (VA)	2,600	160
			257,929
Energy (8.3%)
*	Nabors Industries, Inc.	2,389,862	70,907
	Tesoro Petroleum Corp.	704,400	70,743
	Helmerich & Payne, Inc.	2,275,542	69,040
	Chesapeake Energy Corp.	1,819,829	56,196
*	National Oilwell Varco Inc.	586,100	45,593
	Tidewater Inc.	744,100	43,589

11

			Market
			Value•
		Shares	($000)
	ENSCO International, Inc.	586,309	31,895
	Holly Corp.	502,958	29,825
	Frontier Oil Corp.	853,200	27,848
*	Cameron International Corp.	425,500	26,717
*	Swift Energy Co.	609,600	25,463
*	Unit Corp.	405,012	20,490
	Noble Corp.	233,511	18,373
*	Grey Wolf, Inc.	2,017,419	13,517
*	Pioneer Drilling Co.	957,400	12,149
*	Atwood Oceanics, Inc.	189,600	11,128
	Hess Corp.	148,027	8,211
*	Parker Drilling Co.	639,200	6,002
*	Superior Energy
	Services, Inc.	163,347	5,631
	OMI Corp.	197,200	5,297
*	NATCO Group Inc.	139,200	4,749
*	^Hercules Offshore, Inc.	169,500	4,451
*	SEACOR Holdings Inc.	43,300	4,261
*	Todco Class A	99,525	4,014
*	Forest Oil Corp.	95,700	3,193
	Overseas Shipholding
	Group Inc.	49,700	3,111
	GlobalSantaFe Corp.	47,700	2,942
*	W-H Energy Services, Inc.	50,200	2,346
	W&T Offshore, Inc.	79,800	2,309
*	Bronco Drilling Co., Inc.	89,745	1,487
*	Complete Production
	Services, Inc.	70,900	1,412
*	Global Industries Ltd.	74,087	1,355
*	Basic Energy Services Inc.	49,400	1,151
*	Trico Marine Services, Inc.	24,700	920
	General Maritime Corp.	30,200	872
*	Petroleum Development Corp.	7,600	407
*	Mariner Energy Inc.	9,000	172
			637,766
Financials (21.1%)
	Capital Markets (1.5%)
	Ameriprise Financial, Inc.	605,121	34,577
*	E*TRADE Financial Corp.	1,342,169	28,481
	A.G. Edwards & Sons, Inc.	384,700	26,614
	Raymond James
	Financial, Inc.	411,150	12,236
*	Knight Capital Group, Inc.
	Class A	472,753	7,488
	MCG Capital Corp.	318,008	5,966
	SWS Group, Inc.	42,500	1,054
	Gamco Investors Inc. Class A	21,691	940

Capital Southwest Corp.	1,000	154

Commercial Banks (2.9%)
Synovus Financial Corp.	1,999,957	64,679
Huntington Bancshares Inc.	1,929,251	42,154
Colonial BancGroup, Inc.	887,200	21,958
Bank of Hawaii Corp.	412,986	21,901
TCF Financial Corp.	298,300	7,863
Wilmington Trust Corp.	109,900	4,634
City Holding Co.	106,855	4,322
BancorpSouth, Inc.	170,933	4,179
Hancock Holding Co.	92,195	4,055
Compass Bancshares Inc.	53,700	3,695
Whitney Holdings Corp.	104,700	3,202
Independent Bank Corp. (MI)	149,035	3,036
Trustmark Corp.	92,400	2,591
First Republic Bank	46,531	2,499
BancFirst Corp.	49,522	2,295
Hanmi Financial Corp.	110,200	2,100
Old National Bancorp	100,800	1,833
Park National Corp.	18,600	1,757
First Community
Bancshares, Inc.	42,018	1,639
F.N.B. Corp.	96,400	1,624
Great Southern Bancorp, Inc.	46,480	1,361
NBT Bancorp, Inc.	56,252	1,318
Community Trust Bancorp Inc.	30,256	1,096
Capital City Bank Group, Inc.	26,900	896
Sterling Financial Corp. (PA)	38,588	857
United Bankshares, Inc.	23,881	837
IBERIABANK Corp.	14,700	818
West Coast Bancorp	24,842	794
BOK Financial Corp.	14,918	739
Sandy Spring Bancorp, Inc.	21,300	738
Banner Corp.	17,137	712
Sky Financial Group, Inc.	25,736	691
First Source Corp.	25,845	676
Nara Bancorp, Inc.	38,605	676
United Community Banks, Inc.	19,603	643
Chittenden Corp.	20,600	622
First Indiana Corp.	27,587	603
Renasant Corp.	23,500	580
Suffolk Bancorp	17,300	558
Union Bankshares Corp.	21,000	545
Simmons First National Corp.	17,942	540
Peoples Bancorp, Inc.	19,800	523
Heartland Financial USA, Inc.	19,469	521
S.Y. Bancorp, Inc.	20,700	515
TriCo Bancshares	21,042	498

	Tompkins Trustco, Inc.	11,600	486
	First Financial Corp. (IN)	15,000	464
	Wilshire Bancorp Inc.	27,000	443
	Taylor Capital Group, Inc.	10,300	361
	Provident Bankshares Corp.	7,903	260
	Independent Bank Corp. (MA)	7,411	244
	First Merchants Corp.	7,586	180
	FirstMerit Corp.	6,101	129

	Consumer Finance (1.5%)
*	AmeriCredit Corp.	2,358,145	53,907
	The First Marblehead Corp.	850,300	38,170
	Advanta Corp. Class B	235,197	10,311
*	EZCORP, Inc.	460,749	6,787
*	World Acceptance Corp.	146,500	5,853
	Advance America, Cash
	Advance Centers, Inc.	14,723	227

12

			Market
			Value•
		Shares	($000)
	Diversified Financial Services (0.4%)
	Leucadia National Corp.	864,290	25,427
*	Primus Guaranty, Ltd.	250,000	3,075
	Resource America, Inc.	65,020	1,536

	Insurance (4.2%)
	Safeco Corp.	1,082,402	71,904
	First American Corp.	763,821	38,741
	Nationwide Financial
	Services, Inc.	482,700	25,998
	W.R. Berkley Corp.	680,735	22,546
*	Arch Capital Group Ltd.	307,300	20,961
	Zenith National
	Insurance Corp.	375,909	17,769
	American Financial
	Group, Inc.	439,500	14,961
	Ohio Casualty Corp.	499,483	14,960
*	Philadelphia Consolidated
	Holding Corp.	278,324	12,243
	PartnerRe Ltd.	172,400	11,816
	Endurance Specialty
	Holdings Ltd.	310,400	11,094
	Platinum Underwriters
	Holdings, Ltd.	344,200	11,042
	Everest Re Group, Ltd.	109,800	10,559
	The Hanover Insurance
	Group Inc.	191,400	8,827
	Axis Capital Holdings Ltd.	232,380	7,868
	Odyssey Re Holdings Corp.	156,700	6,160
	Aspen Insurance
	Holdings Ltd.	169,000	4,429
	Safety Insurance Group, Inc.	100,020	4,013
	Transatlantic Holdings, Inc.	24,700	1,608
	Baldwin & Lyons, Inc. Class B	33,300	847
	Commerce Group, Inc.	27,010	811
	Horace Mann Educators Corp.	36,300	746
	National Western Life
	Insurance Co. Class A	2,720	666
	Crawford & Co. Class B	110,900	643
	IPC Holdings Ltd.	22,000	635
	Torchmark Corp.	6,000	394
	Presidential Life Corp.	19,000	375
	Montpelier Re Holdings Ltd.	19,900	345
*	CNA Surety Corp.	15,800	333
	RenaissanceRe Holdings Ltd.	4,500	226

	Real Estate Investment Trusts (7.1%)

Host Hotels & Resorts
Inc. REIT	1,231,800	32,409
Archstone-Smith Trust REIT	537,400	29,170
Boston Properties, Inc. REIT	239,400	28,106
Avalonbay Communities,
Inc. REIT	202,300	26,299
SL Green Realty Corp. REIT	159,426	21,870
Health Care Properties
Investors REIT	565,600	20,379
Plum Creek Timber
Co. Inc. REIT	495,600	19,537
ProLogis REIT	299,224	19,429
The Macerich Co. REIT	203,700	18,814
Apartment Investment &
Management Co.
Class A REIT	322,000	18,576
Federal Realty Investment
Trust REIT	182,400	16,529
UDR, Inc. REIT	517,500	15,846
Camden Property Trust REIT	221,300	15,560
General Growth
Properties Inc. REIT	234,500	15,142
Essex Property Trust,
Inc. REIT	107,300	13,893
Taubman Co. REIT	232,600	13,488
Regency Centers Corp. REIT	151,700	12,675
BRE Properties Inc.
Class A REIT	197,300	12,459
Kimco Realty Corp. REIT	229,573	11,189
iStar Financial Inc. REIT	236,800	11,089
Highwood Properties,
Inc. REIT	280,400	11,073
Mack-Cali Realty Corp. REIT	212,700	10,131
FelCor Lodging Trust,
Inc. REIT	364,700	9,471
Cousins Properties,
Inc. REIT	282,100	9,270
Maguire Properties,
Inc. REIT	257,000	9,139
Tanger Factory Outlet
Centers, Inc. REIT	223,300	9,019
American Campus
Communities, Inc. REIT	250,000	7,572
Rayonier Inc. REIT	142,050	6,108
Post Properties, Inc. REIT	129,600	5,927
New Plan Excel Realty
Trust REIT	177,196	5,853
Nationwide Health
Properties, Inc. REIT	179,200	5,602

^Thornburg Mortgage,
Inc. REIT	214,300	5,572
Home Properties, Inc. REIT	104,700	5,529
Colonial Properties
Trust REIT	120,800	5,517
HRPT Properties Trust REIT	443,500	5,455
CapitalSource Inc. REIT	171,400	4,307
Equity Inns, Inc. REIT	257,300	4,215
KKR Financial Corp. REIT	145,100	3,980
Innkeepers USA Trust REIT	236,100	3,844
Sunstone Hotel Investors,
Inc. REIT	121,800	3,320
Developers Diversified
Realty Corp. REIT	47,900	3,013
Potlatch Corp. REIT	65,400	2,994

13

		Market
		Value•
	Shares	($000)
Senior Housing Properties
Trust REIT	122,400	2,925
LaSalle Hotel Properties REIT	59,600	2,763
Saul Centers, Inc. REIT	45,600	2,595
AMB Property Corp. REIT	42,400	2,493
Pennsylvania REIT	48,100	2,132
BioMed Realty Trust,
Inc. REIT	79,500	2,091
American Financial
Realty Trust REIT	179,800	1,812
^Impac Mortgage Holdings,
Inc. REIT	281,600	1,408
Duke Realty Corp. REIT	29,200	1,269
GMH Communities
Trust REIT	115,000	1,149
^Novastar Financial, Inc. REIT	149,600	748
Spirit Finance Corp. REIT	44,600	665
Digital Realty Trust, Inc. REIT	16,600	662
Highland Hospitality
Corp. REIT	36,400	648
Omega Healthcare
Investors, Inc. REIT	33,500	575
Longview Fibre Co. REIT	23,300	574
Deerfield Triarc Capital
Corp. REIT	37,900	568
Inland Real Estate Corp. REIT	30,700	563
MFA Mortgage Investments,
Inc. REIT	71,500	551
Acadia Realty Trust REIT	20,100	524
Hospitality Properties
Trust REIT	10,700	501
Ashford Hospitality
Trust REIT	41,900	500
RAIT Financial Trust REIT	17,700	495
Anthracite Capital Inc. REIT	38,700	464
First Potomac REIT	16,000	457
Sun Communities, Inc. REIT	5,700	177
Annaly Mortgage
Management Inc. REIT	7,600	118

Real Estate Management & Development (0.9%)
Forest City Enterprise
Class A	232,800	15,407
* CB Richard Ellis Group, Inc.	418,200	14,294
^The St. Joe Co.	260,100	13,606
Jones Lang LaSalle Inc.	118,800	12,388
* Realogy Corp.	363,700	10,769

	* Move, Inc.	513,100	2,843

	Thrifts & Mortgage Finance (2.6%)
	^IndyMac Bancorp, Inc.	1,286,505	41,232
	^Downey Financial Corp.	417,000	26,913
	MGIC Investment Corp.	417,164	24,579
	The PMI Group Inc.	539,800	24,410
	^Corus Bankshares Inc.	1,251,628	21,353
	* ^First Federal Financial Corp.	346,000	19,663
	BankUnited Financial Corp.	565,400	11,992
	Radian Group, Inc.	138,241	7,587
	Webster Financial Corp.	94,200	4,523
	PFF Bancorp, Inc.	117,600	3,567
	WSFS Financial Corp.	45,550	2,937
	First Financial Holdings, Inc.	63,953	2,213
	TierOne Corp.	53,701	1,452
	City Bank Lynnwood (WA)	42,509	1,365
*	Ocwen Financial Corp.	63,100	812
	First Place Financial Corp.	24,900	534
	United Community
	Financial Corp.	44,500	492
	ITLA Capital Corp.	4,130	215
			1,613,206
Health Care (9.5%)
	AmerisourceBergen Corp.	1,469,157	77,498
	Manor Care, Inc.	1,002,700	54,507
*	Barr Pharmaceuticals Inc.	1,109,200	51,411
*	Humana Inc.	691,800	40,138
*	Laboratory Corp. of
	America Holdings	494,064	35,884
	Mylan Laboratories, Inc.	1,625,114	34,355
*	Community Health
	Systems, Inc.	898,399	31,669
*	Sciele Pharma, Inc.	1,305,308	30,910
*	Haemonetics Corp.	651,299	30,448
*	Pediatrix Medical
	Group, Inc.	521,300	29,745
*	Kinetic Concepts, Inc.	442,600	22,413
*	ImClone Systems, Inc.	451,400	18,404
*	Apria Healthcare Group Inc.	524,400	16,912
*	King Pharmaceuticals, Inc.	821,900	16,167
*	WellCare Health Plans Inc.	133,600	11,389
*	IDEXX Laboratories Corp.	125,348	10,984
*	Viasys Healthcare Inc.	305,200	10,374
	Valeant Pharmaceuticals
	International	580,900	10,044
*	Cephalon, Inc.	135,574	9,654
*	Applera Corp.-Celera
	Genomics Group	679,500	9,649

*	Alkermes, Inc.	613,175	9,467
*	^Advanced Medical
	Optics, Inc.	242,694	9,028
*	Illumina, Inc.	305,400	8,948
*	LifePoint Hospitals, Inc.	223,300	8,535
*	Adams Respiratory
	Therapeutics, Inc.	251,358	8,453
*	Zoll Medical Corp.	314,734	8,388
*	Lincare Holdings, Inc.	218,596	8,012
*	MedCath Corp.	256,420	7,000
*	^Enzon Pharmaceuticals, Inc.	842,300	6,865
	Medicis Pharmaceutical Corp.	216,700	6,679
*	K-V Pharmaceutical Co.
	Class A	259,700	6,422
*	Techne Corp.	108,521	6,197
*	Magellan Health
	Services, Inc.	136,403	5,729

14

			Market
			Value•
		Shares	($000)
	Universal Health Services
	Class B	87,400	5,005
*	Immucor Inc.	163,700	4,818
*	Par Pharmaceutical Cos. Inc.	187,200	4,702
*	Palomar Medical
	Technologies, Inc.	110,057	4,397
*	Sierra Health Services, Inc.	88,500	3,644
*	Kindred Healthcare, Inc.	110,790	3,632
	IMS Health, Inc.	120,900	3,586
	Perrigo Co.	190,400	3,362
*	The Medicines Co.	133,100	3,338
	Hillenbrand Industries, Inc.	48,000	2,850
*	Ventana Medical
	Systems, Inc.	65,061	2,726
*	^Telik, Inc.	501,290	2,722
*	PAREXEL International Corp.	75,650	2,721
*	Bruker BioSciences Corp.	229,229	2,411
	Chemed Corp.	47,200	2,311
*	Progenics
	Pharmaceuticals, Inc.	85,263	2,019
*	Bio-Rad Laboratories, Inc.
	Class A	27,500	1,921
*	ICU Medical, Inc.	48,500	1,901
*	Tanox, Inc.	94,526	1,773
*	Radiation Therapy
	Services, Inc.	51,900	1,590
	Alpharma, Inc. Class A	64,100	1,544
*	New River
	Pharmaceuticals Inc.	21,938	1,396
	^LCA-Vision Inc.	33,000	1,359
	Datascope Corp.	27,285	987
*	VCA Antech, Inc.	26,300	955
	Young Innovations, Inc.	34,000	925
*	BioMarin Pharmaceutical Inc.	52,500	906
*	Noven Pharmaceuticals, Inc.	38,685	897
	Vital Signs, Inc.	15,855	824
	Mentor Corp.	16,400	754
*	Greatbatch, Inc.	29,478	752
*	Odyssey Healthcare, Inc.	42,022	552
*	Alliance Imaging, Inc.	37,800	330
*	AMN Healthcare
	Services, Inc.	13,900	314
*	Myriad Genetics, Inc.	8,700	300
*	Merge Technologies, Inc.	52,300	255
	Health Management
	Associates Class A	22,800	248
*	Digene Corp.	5,600	237

*	eResearch Technology, Inc.	29,100	229
*	AmSurg Corp.	7,020	172
*	AMERIGROUP Corp.	4,900	149
*	Genesis Healthcare Corp.	2,300	145
			727,937
Industrials (13.2%)
	Parker Hannifin Corp.	881,794	76,108
	Cummins Inc.	506,700	73,330
*	Terex Corp.	996,397	71,501
	Trinity Industries, Inc.	1,518,120	63,640
*	AMR Corp.	2,087,951	63,578
	Manpower Inc.	858,575	63,337
	Cooper Industries, Inc.
	Class A	900,100	40,495
*	UAL Corp.	998,129	38,099
	Steelcase Inc.	1,445,062	28,742
	A.O. Smith Corp.	578,000	22,091
	R.R. Donnelley & Sons Co.	536,620	19,635
*	EMCOR Group, Inc.	319,400	18,838
	Adesa, Inc.	621,300	17,167
*	Allied Waste
	Industries, Inc.	1,306,788	16,452
	Ryder System, Inc.	332,800	16,420
*	Gardner Denver Inc.	449,960	15,681
	Con-way, Inc.	293,400	14,623
	The Timken Co.	471,200	14,282
*	McDermott International, Inc.	259,750	12,723
*	NCI Building Systems, Inc.	253,600	12,107
	Applied Industrial
	Technology, Inc.	474,975	11,651
	Lennox International Inc.	313,200	11,181
	Republic Services, Inc.
	Class A	382,963	10,654
*	Foster Wheeler Ltd.	180,400	10,534
	Herman Miller, Inc.	312,641	10,470
	The Manitowoc Co., Inc.	160,990	10,228
	Walter Industries, Inc.	412,100	10,199
*	Genlyte Group, Inc.	135,016	9,525
	Lincoln Electric Holdings, Inc.	159,911	9,524
*	Thomas & Betts Corp.	188,600	9,207
	Rockwell Automation, Inc.	147,300	8,819
	Acuity Brands, Inc.	149,500	8,139
*	United Rentals, Inc.	293,900	8,082
	Kennametal, Inc.	117,600	7,951
*	Labor Ready, Inc.	407,500	7,738
	Harsco Corp.	160,800	7,213
	Watsco, Inc.	131,500	6,716
	Universal Forest
	Products, Inc.	132,908	6,586

*	^Houston Wire & Cable Co.	224,525	6,291
	Freightcar America Inc.	126,087	6,074
*	General Cable Corp.	112,500	6,011
	Apogee Enterprises, Inc.	297,558	5,963
*	Consolidated Graphics, Inc.	77,400	5,731
*	Continental Airlines, Inc.
	Class B	149,800	5,451
	Watson Wyatt & Co. Holdings	111,700	5,434
*	Volt Information Sciences Inc.	187,600	4,913
	Carlisle Co., Inc.	109,804	4,714
	IKON Office Solutions, Inc.	317,800	4,567
*	Cenveo Inc.	178,300	4,333
*	Corrections Corp. of America	79,950	4,222
*	United Stationers, Inc.	69,430	4,160
	Crane Co.	102,400	4,139
	McGrath RentCorp	115,213	3,649

15

			Market
			Value•
		Shares	($000)
	Teleflex Inc.	49,800	3,390
*	Amerco, Inc.	47,500	3,325
*	US Airways Group Inc.	68,600	3,120
*	Spherion Corp.	342,600	3,022
*	Mobile Mini, Inc.	110,956	2,971
	Viad Corp.	76,250	2,943
	The Toro Co.	56,600	2,900
	Regal-Beloit Corp.	60,900	2,825
*	Acco Brands Corp.	110,110	2,653
	Central Parking Corp.	114,300	2,535
*	American Commercial
	Lines Inc.	78,000	2,453
	Barnes Group, Inc.	106,000	2,439
	Triumph Group, Inc.	42,025	2,326
*	Alliant Techsystems, Inc.	25,647	2,255
	John H. Harland Co.	43,800	2,244
*	Swift Transportation Co., Inc.	70,000	2,181
	Kelly Services, Inc. Class A	60,846	1,959
	Ameron International Corp.	27,900	1,837
*	CBIZ Inc.	215,500	1,530
*	ABX Air, Inc.	213,146	1,460
	Cintas Corp.	40,000	1,444
	Eagle Bulk Shipping Inc.	71,603	1,388
	American Woodmark Corp.	37,600	1,382
*	Republic Airways
	Holdings Inc.	52,900	1,215
	J.B. Hunt Transport
	Services, Inc.	44,800	1,176
	Knoll, Inc.	48,200	1,149
*	TransDigm Group, Inc.	27,600	1,004
	NACCO Industries, Inc.
	Class A	7,100	976
*	Accuride Corp.	65,900	962
	Ennis, Inc.	34,500	923
	Kaydon Corp.	18,400	783
*	H&E Equipment
	Services, Inc.	28,407	611
	Interface, Inc.	36,831	589
*	Rush Enterprises, Inc.
	Class B	26,300	476
	Pacer International, Inc.	14,100	380
*	K&F Industries Holdings	13,700	369
*	Ceradyne, Inc.	5,500	301
*	Goodman Global, Inc.	15,070	266
*	ExpressJet Holdings, Inc.	41,700	244
	Kaman Corp. Class A	9,157	213
*	Insituform Technologies Inc.

	Class A	7,600	158
	CIRCOR International, Inc.	3,800	136
	Tredegar Corp.	5,800	132
	The Brink’s Co.	1,300	82
			1,005,645
Information Technology (14.6%)
*	Fiserv, Inc.	1,312,983	69,667
*	Novellus Systems, Inc.	1,944,900	62,276
	Harris Corp.	1,200,400	61,160
*	Computer Sciences Corp.	968,200	50,472
*	Flextronics
	International Ltd.	4,597,200	50,293
*	Alliance Data Systems Corp.	582,900	35,918
*	Arris Group Inc.	2,388,551	33,631
*	Anixter International Inc.	496,000	32,706
*	LAM Research Corp.	677,498	32,073
*	RealNetworks, Inc.	3,525,822	27,678
*	Lexmark International, Inc.	472,100	27,599
*	CSG Systems
	International, Inc.	991,178	24,799
*	CommScope, Inc.	506,000	21,707
*	Transaction Systems
	Architects, Inc.	583,991	18,915
*	TIBCO Software Inc.	2,064,300	17,588
*	Avnet, Inc.	481,600	17,405
*	Zoran Corp.	1,003,750	17,084
*	Micron Technology, Inc.	1,359,842	16,427
*	MEMC Electronic
	Materials, Inc.	262,800	15,920
*	j2 Global
	Communications, Inc.	571,867	15,852
*	Cadence Design
	Systems, Inc.	743,400	15,656
*	Nuance
	Communications, Inc.	1,008,299	15,437
*	Silicon Image, Inc.	1,861,047	15,186
*	^UTStarcom, Inc.	1,761,889	14,606
*	Informatica Corp.	1,081,656	14,527
*	Plexus Corp.	835,800	14,334
	National
	Semiconductor Corp.	548,000	13,229
*	ON Semiconductor Corp.	1,464,900	13,067
*	MicroStrategy Inc.	97,919	12,376
*	Brocade Communications
	Systems, Inc.	1,278,943	12,176
*	Coherent, Inc.	380,398	12,074
*	LSI Logic Corp.	1,124,900	11,744
*	Amkor Technology, Inc.	882,200	11,010
*	BMC Software, Inc.	346,536	10,670

*	Western Digital Corp.	629,300	10,579
	MTS Systems Corp.	260,926	10,134
*	DST Systems, Inc.	130,400	9,806
*	Interwoven Inc.	566,966	9,582
*	Sybase, Inc.	373,585	9,444
*	Convergys Corp.	330,100	8,388
*	Sykes Enterprises, Inc.	430,700	7,856
	Technitrol, Inc.	297,500	7,792
*	Fairchild Semiconductor
	International, Inc.	456,900	7,639
*	SRA International, Inc.	303,700	7,398
*	MPS Group, Inc.	520,104	7,359
*	MKS Instruments, Inc.	273,450	6,978
*	International Rectifier Corp.	181,800	6,947
*	Benchmark Electronics, Inc.	335,175	6,925
*	Advanced Energy
	Industries, Inc.	326,357	6,867
*	ManTech International Corp.	198,900	6,645

16

			Market
			Value•
		Shares	($000)
*	Cymer, Inc.	147,102	6,112
*	EarthLink, Inc.	828,473	6,089
*	Vishay Intertechnology, Inc.	435,400	6,087
*	Dolby Laboratories Inc.	175,400	6,053
*	Progress Software Corp.	193,524	6,038
*	Quest Software, Inc.	351,000	5,711
*	^RF Micro Devices, Inc.	874,726	5,450
*	eSPEED, Inc. Class A	554,616	5,269
*	Tyler Technologies, Inc.	412,500	5,239
*	Hyperion Solutions Corp.	100,500	5,209
*	Ness Technologies Inc.	398,300	5,090
	Molex, Inc.	175,062	4,937
*	Ansoft Corp.	154,547	4,890
	Park Electrochemical Corp.	160,000	4,339
*	Teradyne, Inc.	250,300	4,140
*	Mentor Graphics Corp.	250,650	4,096
*	BearingPoint, Inc.	521,900	3,998
*	Rofin-Sinar Technologies Inc.	67,202	3,977
	MoneyGram
	International, Inc.	135,200	3,753
	Bel Fuse, Inc. Class B	87,218	3,376
*	Euronet Worldwide, Inc.	118,800	3,191
*	Forrester Research, Inc.	106,500	3,020
	AVX Corp.	191,800	2,915
*	Veeco Instruments, Inc.	148,525	2,896
*	Itron, Inc.	42,600	2,771
*	Vignette Corp.	146,007	2,711
	United Online, Inc.	188,768	2,648
	Fair Isaac, Inc.	66,500	2,572
*	^OmniVision Technologies, Inc.	197,300	2,557
*	Kopin Corp.	750,000	2,535
*	Macrovision Corp.	95,400	2,390
	CTS Corp.	165,300	2,284
	Jack Henry & Associates Inc.	80,400	1,934
*	Avocent Corp.	69,300	1,869
*	Silicon Storage
	Technology, Inc.	328,653	1,620
*	Keane, Inc.	116,900	1,587
*	Ciber, Inc.	200,700	1,579
*	Paxar Corp.	52,500	1,507
*	VeriSign, Inc.	59,200	1,487
*	JDA Software Group, Inc.	88,400	1,329
*	Genesis Microchip Inc.	120,773	1,122
	Methode Electronics, Inc.
	Class A	64,000	945
*	IXYS Corp.	79,202	810
*	Asyst Technologies, Inc.	107,016	752

*	Trident Microsystems, Inc.	35,470	712
*	DealerTrack Holdings Inc.	19,304	593
*	Mattson Technology, Inc.	53,882	490
*	MICROS Systems, Inc.	9,000	486
*	Entegris Inc.	41,600	445
*	SYNNEX Corp.	20,100	427
*	Rogers Corp.	9,400	417
*	Skyworks Solutions, Inc.	53,300	306
*	Atmel Corp.	47,000	236
	infoUSA Inc.	15,900	153
			1,118,750
Materials (5.6%)
	Celanese Corp. Series A	2,000,000	61,680
	United States Steel Corp.	511,800	50,755
	Nucor Corp.	672,900	43,826
	Texas Industries, Inc.	427,400	32,282
*	Pactiv Corp.	801,964	27,058
*	AK Steel Holding Corp.	1,098,235	25,688
	Eastman Chemical Co.	385,760	24,430
	Greif Inc. Class A	212,500	23,611
	Steel Dynamics, Inc.	512,164	22,125
*	OM Group, Inc.	490,100	21,898
	RPM International, Inc.	916,000	21,160
	Chaparral Steel Co.	252,706	14,700
	Reliance Steel &
	Aluminum Co.	298,700	14,457
	Ashland, Inc.	216,200	14,183
	Commercial Metals Co.	392,600	12,308
	Quanex Corp.	144,400	6,115
	Koppers Holdings, Inc.	111,200	2,853
	Sonoco Products Co.	73,000	2,743
	Cleveland-Cliffs Inc.	24,000	1,536
	Carpenter Technology Corp.	11,600	1,401
	Spartech Corp.	35,000	1,027
	H.B. Fuller Co.	27,800	758
	Nalco Holding Co.	29,100	695
	Neenah Paper Inc.	6,200	246
			427,535
Telecommunication Services (1.9%)
	Embarq Corp.	708,923	39,948
*	Qwest Communications
	International Inc.	2,526,100	22,710
*	Cincinnati Bell Inc.	4,208,500	19,780
	Telephone & Data
	Systems, Inc.	276,945	16,511
*	Crown Castle
	International Corp.	393,700	12,650
	CenturyTel, Inc.	164,600	7,438

	Alaska Communications
	Systems Holdings, Inc.	451,346	6,657
*	Syniverse Holdings Inc.	403,700	4,255
*	^Global Crossing Ltd.	107,800	2,965
*	Leap Wireless
	International, Inc.	42,865	2,828
	North Pittsburgh
	Systems, Inc.	70,142	1,527
	IDT Corp. Class B	130,000	1,475
*	General Communication, Inc.	58,900	825
*	Fibertower Corp.	49,900	259
	Surewest Communications	9,600	239
	Citizens Communications Co.	7,018	105
			140,172
Utilities (5.9%)
*	Mirant Corp.	1,918,300	77,614

17

		Market
		Value•
	Shares	($000)
Xcel Energy, Inc.	2,493,145	61,556
Northeast Utilities	1,500,000	49,155
CenterPoint Energy Inc.	2,259,449	40,535
Pinnacle West Capital Corp.	515,129	24,855
Energen Corp.	439,872	22,385
NiSource, Inc.	854,935	20,895
Westar Energy, Inc.	606,200	16,683
PNM Resources Inc.	496,760	16,045
FirstEnergy Corp.	234,300	15,520
Southwest Gas Corp.	344,000	13,371
Puget Energy, Inc.	423,500	10,875
UGI Corp. Holding Co.	366,140	9,780
* NRG Energy, Inc.	123,300	8,883
MDU Resources Group, Inc.	299,350	8,603
OGE Energy Corp.	202,300	7,849
Nicor Inc.	147,700	7,152
NSTAR	200,100	7,028
Energy East Corp.	247,700	6,034
Atmos Energy Corp.	180,601	5,649
TECO Energy, Inc.	224,725	3,868
WGL Holdings Inc.	90,800	2,904
IDACORP, Inc.	84,096	2,846
Black Hills Corp.	76,200	2,802
Northwest Natural Gas Co.	58,600	2,676
ALLETE, Inc.	54,835	2,556
* El Paso Electric Co.	70,900	1,868
CH Energy Group, Inc.	22,500	1,096
The Laclede Group, Inc.	33,900	1,054
Portland General Electric Co.	14,600	426
Constellation Energy
Group, Inc.	4,200	365
		452,928
Total Common Stocks
(Cost $6,491,531)		7,627,197
Temporary Cash Investments (1.8%)[1]
Money Market Funds (1.8%)
[2] Vanguard Market Liquidity
Fund, 5.288%	34,541,530	34,542
[2] Vanguard Market Liquidity
Fund, 5.288%—Note E	103,292,000	103,292
		137,834

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.0%)

[3] Federal National Mortgage Assn.
[4] 5.192%, 4/25/07	2,000	1,993
Total Temporary Cash Investments
(Cost $139,827)		139,827
Total Investments (101.6%)
(Cost $6,631,358)		7,767,024
Other Assets and Liabilities (–1.6%)
Other Assets—Note B		18,402
Liabilities—Note E		(140,166)
		(121,764)
Net Assets (100%)
Applicable to 308,436,025 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		7,645,260
Net Asset Value Per Share		$24.79

At March 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	6,083,649	$19.73
Undistributed Net
Investment Income	3,135.01
Accumulated Net
Realized Gains	422,744	1.37
Unrealized Appreciation
Investment Securities	1,135,666	3.68
Futures Contracts	66	—
Net Assets	7,645,260	$24.79

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.6%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $1,993,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

18

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	41,722
Interest[1]	662
Security Lending	1,524
Total Income	43,908
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,231
Management and Administrative	8,782
Marketing and Distribution	937
Custodian Fees	95
Shareholders’ Reports	91
Trustees’ Fees and Expenses	5
Total Expenses	11,141
Net Investment Income	32,767
Realized Net Gain (Loss)
Investment Securities Sold	438,882
Futures Contracts	537
Realized Net Gain (Loss)	439,419
Change In Unrealized Appreciation (Depreciation)
Investment Securities	398,527
Futures Contracts	49
Change in Unrealized Appreciation (Depreciation)	398,576
Net Increase (Decrease) in Net Assets Resulting from Operations	870,762

1  Interest income from an affiliated company of the fund was $581,000.

Statement of Changes in Net Assets

19

	Six Months Ended	Year Ended
	Mar. 31, 2007	Sept. 30, 2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,767	74,818
Realized Net Gain (Loss)	439,419	331,726
Change in Unrealized Appreciation (Depreciation)	398,576	(51,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	870,762	354,603
Distributions
Net Investment Income	(74,998)	(49,617)
Realized Capital Gain[1]	(282,684)	(340,229)
Total Distributions	(357,682)	(389,846)
Capital Share Transactions—Note F
Issued	676,382	2,273,341
Issued in Lieu of Cash Distributions	338,748	365,856
Redeemed	(637,995)	(1,031,900)
Net Increase (Decrease) from Capital Share Transactions	377,135	1,607,297
Total Increase (Decrease)	890,215	1,572,054
Net Assets
Beginning of Period	6,755,045	5,182,991
End of Period[2]	7,645,260	6,755,045

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $28,845,000 and $92,145,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $3,135,000 and $45,366,000.

20

Financial Highlights

	Six Months			Nov. 1,
	Ended	Year Ended		2003, to
For a Share Outstanding	Mar. 31,	September 30,		Sept. 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002	2001
Net Asset Value,
Beginning of Period	$23.07	$23.28	$19.70	$17.85	$13.01	$13.68	$18.07
Investment Operations
Net Investment Income	.12	.27	.19	.13	.13	.14	.16
Net Realized and Unrealized
Gain (Loss) on Investments	2.84	1.17	4.49	1.85	4.84	(.67)	(1.31)
Total from
Investment Operations	2.96	1.44	4.68	1.98	4.97	(.53)	(1.15)
Distributions
Dividends from
Net Investment Income	(.26)	(.21)	(.14)	(.13)	(.13)	(.14)	(.21)
Distributions from
Realized Capital Gains	(.98)	(1.44)	(.96)	—	—	—	(3.03)
Total Distributions	(1.24)	(1.65)	(1.10)	(.13)	(.13)	(.14)	(3.24)
Net Asset Value,
End of Period	$24.79	$23.07	$23.28	$19.70	$17.85	$13.01	$13.68

Total Return[2]	13.07%	6.49%	24.32%	11.14%	38.55%	–4.02%	–6.48%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$7,645	$6,755	$5,183	$2,953	$1,714	$876	$767
Ratio of Total Expenses to
Average Net Assets	0.31%*	0.35%	0.40%	0.45%*	0.50%	0.50%	0.54%
Ratio of Net Investment
Income to Average Net Assets	0.91%*	1.18%	0.99%	0.83%*	1.04%	0.94%	1.06%
Portfolio Turnover Rate	75%*	80%	75%	66%	100%	73%	82%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $706,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2007, the cost of investment securities for tax purposes was $6,631,358,000. Net unrealized appreciation of investment securities for tax purposes was $1,135,666,000, consisting of unrealized gains of $1,333,017,000 on securities that had risen in value since their purchase and $197,351,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	135	9,661	(14)
S&P 500 Index	27	9,661	80

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2007, the fund purchased $2,746,825,000 of investment securities and sold $2,704,152,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at March 31, 2007, was $98,514,000, for which the fund received cash collateral of $103,292,000.

23

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	Sept. 30, 2006
	Shares	Shares
	(000)	(000)
Issued	27,660	98,757
Issued in Lieu of Cash Distributions	14,281	16,547
Redeemed	(26,332)	(45,160)
Net Increase (Decrease) in Shares Outstanding	15,609	70,144

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,130.73	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.56

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others; however, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James D. Troyer, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1979. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. The fund’s returns had exceeded the returns of its benchmark and peer group over the short and long terms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

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All other marks are the exclusive property of their
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Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard
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the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
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To find out more about this public service, call the SEC
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Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052007

Vanguard® Capital Opportunity Fund

> Semiannual Report

March 31, 2007

>  Vanguard Capital Opportunity Fund returned 6.2% for the six months ended March 31, lagging the return of its benchmark and the average return of multi-cap growth funds.

>  The broad U.S. stock market gained 8.9% during a volatile first half of the fund’s fiscal year.

>  The fund’s relative performance over the six months was reined in by its heavy weighting in information technology stocks.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreement	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	6.2%
Admiral™ Shares[1]	6.2
Russell Midcap Growth Index	11.2
Average Multi-Cap Growth Fund[2]	8.6
Dow Jones Wilshire Composite 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$36.11	$36.46	$0.070	$1.857
Admiral Shares	83.49	84.26	0.238	4.290

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, 2007, Vanguard Capital Opportunity Fund returned 6.2%. Although this was a respectable return on an absolute basis, it significantly lagged the return of the fund’s benchmark, the Russell Midcap Growth Index, and fell short of the average return for multi-cap growth funds. The fund’s relatively weak performance can be traced largely to its outsized commitment to information technology stocks.

Please note that as of March 31, the Capital Opportunity Fund remained closed to new investors. Existing shareholders were permitted to make additional purchases in the fund of up to $25,000 per calendar year.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

2

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Amid short-term disappointments, a focus on long-term prospects

During the past few years, the Capital Opportunity Fund’s research-intensive approach has produced a portfolio that is heavily tilted toward information technology stocks. Over the past six months, many of these holdings, which represent the fund’s biggest sector commitment, earned modest absolute returns, restraining the fund’s overall performance.

Nonetheless, your fund’s advisor, PRIMECAP Management, believes that these holdings boast exceptional long-term growth prospects, particularly those companies that are positioned to participate in the ever-growing global reach of the Internet. A prime example is Research In Motion (RIM), which represented more

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1  Annualized.

3

than 4% of the fund’s assets on average. RIM returned nearly 33% on the strength of robust sales for its BlackBerry Pearl handheld device that links users to their e-mail and other Web applications.

The six-month picture was not so rosy for some of the fund’s other communication equipment makers: Motorola was caught without a follow-up to its popular RAZR phone, and Corning was hurt by concerns about pricing for the glass in liquid-crystal displays. The fund’s fifth-largest holding, the semiconductor company NVIDIA, also turned in a negative return, and systems software maker Symantec, another top-ten holding, suffered through the weaker-than-expected performance of its data management center business.

After tech stocks, Capital Opportunity’s largest commitment has been to the stocks of companies that stand to benefit most from the growing needs of an aging population for prescription drugs and other health care. Here, the past six months were marked by negative returns from health care holdings with large weightings in the fund, such as Biogen Idec and Applera Corp.–Applied Biosystems Group.

The fund’s brighter spots over the fiscal half-year also included Monsanto, which earned double-digit returns on the strength of worldwide demand for agricultural products. The fund’s consumer discretionary stocks, which as a group made the biggest contribution to the fund’s return, added further ballast. Notable contributors here included DIRECTV Group, Men’s

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.47%	0.39%	1.49%

1  Fund expense ratios reflect the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Wearhouse, and Nordstrom, whose return of 25.7% indicated that high-end consumers, at least, were still spending.

A longer-term view, and low costs, can offer the best outlook

Although a review of the fund’s fiscal half-year can reveal useful information about an advisor’s approach and assessment of the market’s risks and opportunities, it’s important to remember that six-month returns can provide a distorted view of a fund’s performance. That’s a fact of investing life no less true now than on occasions when Capital Opportunity has finished its reporting period well ahead of the pack.

Your fund’s approach—making long-term commitments to a relatively concentrated number of holdings—requires patience and conviction, on the part of both the fund’s managers and its investors.

Our unwavering view is that success in investing is best judged over longer time periods, and our counsel, as always, is that investors must try to avoid being distracted by the “noise” of short-term results or market swings. Create a broadly based portfolio of stock, bond, and money market mutual funds; keep costs low; and think long-term. That’s the best way to build an investment plan to stand the test of time and help you reach your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 18, 2007

5

Advisor’s Report

During the past six months, the Vanguard Capital Opportunity Fund returned 6.2%, trailing both the 11.2% return of the Russell Midcap Growth Index and the 8.6% average return for multi-cap growth funds.

Investment environment

The past six months were a challenging period for growth stocks. As they have for much of the past five years, investors favored stocks with high relative free cash flow and dividend yields and disfavored stocks that, in our view, have compelling growth prospects. The valuation differential between growth and value stocks is near a 20-year low, even as growth-oriented companies turn their compelling long-term opportunities into steady increases in current earnings.

As the environment has become tougher, we’ve become more optimistic about our portfolio. The compression in growth-stock valuations has given us opportunities to buy equities with exciting prospects at reasonable prices. We feel that the risk of further compression in growth-stock valuations is not significant. Even if the unusually narrow valuation differential between growth and value stocks were to persist, we would expect growth companies to outperform the broad market by virtue of their superior earnings growth. If growth stocks’ recent valuation compression reverses and the historical premium awarded to earnings growth begins to return, growth investors should see even stronger returns.

Our successes

Although the fund trailed its benchmarks during the six-month period, we enjoyed noteworthy performance from a number of investments, such as Research In Motion, our largest holding. The maker of the BlackBerry, the ubiquitous mobile e-mail device, is benefiting from a strong entry into consumer markets as well as continued growth in its core enterprise market. Agriculture giant Monsanto has benefited from high agricultural product prices, which have stimulated demand growth for its genetically enhanced, high-yielding seeds.

DIRECTV and apparel retailer Men’s Wearhouse also made strong six- month contributions.

Our shortfalls

Technology stocks accounted for most of the fund’s weakest performers. Health care stocks were another trouble spot during the six months. Semiconductor maker Micron suffered from a decline in prices for its core memory chips. Software company Symantec struggled with execution issues in its enterprise data backup business, and Motorola’s growth slowed down significantly, as the company has been caught without a follow-up to its highly successful RAZR handset.

Pfizer, a top-ten holding just six months ago, was among the bigger disappointments during the period. Pfizer’s long-term prospects depended heavily on its new cholesterol drug,

6

torcetrapib, which was expected to make an important contribution to revenues when Pfizer’s blockbuster cholesterol medication Lipitor begins to lose patent protection in 2010. When the new drug failed to perform as expected, Pfizer terminated clinical trials, causing us to revise our investment thesis and reduce our Pfizer position.

Outlook

In general, however, we remain very optimistic about the health care sector and the pharmaceuticals in particular. We expect these companies to benefit from a compelling and, in our view, underappreciated secular trend: a dramatic increase in pharmaceuticals use by the aging baby boom generation. People over age 65 consume twice the amount of prescription drugs per capita as younger people, and this area of consumption is relatively insensitive to the economic cycle. As the baby boomers reach their mid-60s, the industry stands to benefit from a period of strong and sustained earnings growth.

We remain pessimistic about most financial companies, a view reflected in our very modest exposure to this sector. Over the past few years, these companies have benefited from an environment of low interest rates and abundant global liquidity. This period seems to be nearing its end. The most visible sign of change is the recent distress in the subprime mortgage market. In our view, this turmoil reflects a potentially broader problem in the financial sector, which is the mispricing of credit and other risks during the past few years. The result could be problems with loans and other financing provided to consumers and businesses in other sectors of the economy.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager

Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company, LLP

April 18, 2007

7

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	121	534	4,948
Median Market Cap	$11.3B	$7.7B	$30.6B
Price/Earnings Ratio	23.7x	23.2x	17.6x
Price/Book Ratio	3.0x	4.1x	2.8x
Yield		0.8%	1.7%
Investor Shares	0.1%
Admiral Shares	0.2%
Return on Equity	11.8%	18.2%	16.9%
Earnings Growth Rate	24.5%	22.3%	20.8%
Foreign Holdings	11.9%	0.0%	0.7%
Turnover Rate	14%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.47%[3]
Admiral Shares	0.39%[3]
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14%	22%	12%
Consumer Staples	0	5	9
Energy	7	8	9
Financials	2	9	22
Health Care	17	15	11
Industrials	9	15	11
Information Technology	42	18	15
Materials	4	4	4
Telecommunication
Services	2	2	3
Utilities	0	2	4
Short-Term Reserves	3%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.80
Beta	1.04	1.46

Ten Largest Holdings[5] (% of total net assets)

Research In Motion Ltd.	communications
	equipment	4.8%
Corning, Inc.	communications
	equipment	3.1
FedEx Corp.	air freight and
	logistics	3.0
Monsanto Co.	fertilizers and
	agricultural
	chemicals	2.9
NVIDIA Corp.	semiconductors	2.8
ASML Holding (New York)	semiconductor
	equipment	2.8
Biogen Idec Inc.	biotechnology	2.6
Symantec Corp.	systems software	2.5
Applera Corp.–Applied	life sciences tools
Biosystems Group	and services	2.4
DIRECTV Group, Inc.	broadcasting and
	cable television	2.2
Top Ten		29.1%

Investment Focus

1  Russell Midcap Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta,and other terms used here, see the Glossary on page 24.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	8/14/1995	5.62%	10.84%	16.58%
Admiral Shares[2]	11/12/2001	5.72	10.95	11.67[3]

1  Six months ended March 31, 2007.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

3  Return since inception.

Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)
Consumer Discretionary (14.1%)
*	DIRECTV Group, Inc.	8,622,335	198,917
	Nordstrom, Inc.	3,100,000	164,114
[1]	Men’s Wearhouse, Inc.	3,367,100	158,422
	TJX Cos., Inc.	5,167,400	139,313
*	CarMax, Inc.	4,194,600	102,935
*1	The Dress Barn, Inc.	4,400,000	91,564
*	Bed Bath & Beyond, Inc.	2,195,000	88,173
*	Quiksilver, Inc.	5,821,500	67,529
	Best Buy Co., Inc.	952,500	46,406
	Lowe’s Cos., Inc.	1,411,400	44,445
*	99 Cents Only Stores	2,400,000	35,352
	Harman International
	Industries, Inc.	339,600	32,629
	Yum! Brands, Inc.	311,000	17,963
*	Chico’s FAS, Inc.	633,100	15,467
	Abercrombie & Fitch Co.	200,000	15,136
	Gentex Corp.	900,000	14,625
	Tiffany & Co.	250,000	11,370
*1	Strattec Security Corp.	220,000	9,541
*	DreamWorks
	Animation SKG, Inc.	282,000	8,624
*	Comcast Corp. Class A	278,550	7,228
*	Expedia, Inc.	300,000	6,954
	Mattel, Inc.	240,000	6,617
*	REX Stores Corp.	174,800	2,860
	E.W. Scripps Co. Class A	31,000	1,385
*	Amazon.com, Inc.	18,200	724
			1,288,293
Consumer Staples (0.3%)
*^	Cott Corp.	1,865,000	24,954

Energy (7.3%)
	Murphy Oil Corp.	2,800,000	149,520
	ConocoPhillips Co.	1,750,000	119,612
	Noble Energy, Inc.	1,500,000	89,475
*	National Oilwell Varco Inc.	1,005,560	78,223
	Arch Coal, Inc.	2,495,000	76,572
	^Pogo Producing Co.	1,200,000	57,720

	Pioneer Natural
	Resources Co.	1,120,000	48,283
*	Hanover Compressor Co.	1,350,000	30,038
*	Pride International, Inc.	570,700	17,178
			666,621
Financials (1.7%)
	MBIA, Inc.	562,500	36,838
	^IndyMac Bancorp, Inc.	882,500	28,284
	Capital One Financial Corp.	335,000	25,279
	East West Bancorp, Inc.	650,000	23,900
	The Chubb Corp.	440,000	22,735
	TCF Financial Corp.	330,000	8,699
	SLM Corp.	50,000	2,045
*	Nymex Holdings Inc.	13,800	1,873
	Commerce Bancorp, Inc.	30,000	1,001
			150,654
Health Care (16.7%)
*	Biogen Idec Inc.	5,292,200	234,868
	Applera Corp.–Applied
	Biosystems Group	7,448,400	220,249
*	Novartis AG ADR	3,330,000	181,918
	Medtronic, Inc.	3,133,100	153,710
	Eli Lilly & Co.	2,507,900	134,699
*	Affymetrix, Inc.	3,345,500	100,599
*	Boston Scientific Corp.	6,857,700	99,711
	Roche Holdings AG	550,000	97,248
*	Millipore Corp.	1,255,000	90,950
*	BioMarin
	Pharmaceutical Inc.	4,670,500	80,613
	Pfizer Inc.	1,929,600	48,742
*	Sepracor Inc.	550,000	25,647
*^	Dendreon Corp.	1,525,000	19,718
*	Edwards Lifesciences Corp.	300,000	15,210
*	Waters Corp.	202,000	11,716
*	Amgen, Inc.	100,000	5,588
*^	Pharmacyclics, Inc.	690,500	1,837
			1,523,023

10

			Market
			Value•
		Shares	($000)
Industrials (9.2%)
	FedEx Corp.	2,544,800	273,388
*[1]	Thomas & Betts Corp.	3,700,000	180,634
	Pall Corp.	2,500,000	95,000
*	AMR Corp.	3,030,000	92,263
	Avery Dennison Corp.	1,139,800	73,244
	Fluor Corp.	604,000	54,191
*^	JetBlue Airways Corp.	3,241,050	37,304
	Union Pacific Corp.	125,000	12,694
	Chicago Bridge &
	Iron Co. N.V.	225,000	6,919
	Southwest Airlines Co.	431,300	6,340
*	US Airways Group Inc.	59,300	2,697
			834,674
Information Technology (42.5%)
	Communications Equipment (12.2%)
*	Research In Motion Ltd.	3,205,400	437,505
*	Corning, Inc.	12,520,200	284,709
*	Comverse Technology, Inc.	6,260,000	133,651
	Motorola, Inc.	4,500,000	79,515
*	Avocent Corp.	2,484,500	67,007
*	Nortel Networks Corp.	2,323,500	55,880
	Plantronics, Inc.	1,150,000	27,163
*	Ciena Corp.	607,142	16,970
	QUALCOMM Inc.	200,000	8,532

	Computers & Peripherals (2.7%)
*[1]	Emulex Corp.	4,569,400	83,574
*^	Avid Technology, Inc.	2,035,000	70,981
	Hewlett-Packard Co.	1,700,000	68,238
*	EMC Corp.	1,375,000	19,044
*	Brocade Communications
	Systems, Inc.	500,000	4,760
*	Concurrent Computer Corp.	626,414	983

	Electronic Equipment & Instruments (1.8%)
*	Trimble Navigation Ltd.	3,000,000	80,520
	Tektronix, Inc.	2,557,200	72,011
*	Coherent, Inc.	500,000	15,870

	Internet Software & Services (3.5%)
*	eBay Inc.	3,600,000	119,340
*	VeriSign, Inc.	3,450,000	86,664
*	Yahoo! Inc.	2,159,100	67,558
*	Google Inc.	92,350	42,311

	Semiconductors &
	Semiconductor Equipment (12.9%)
*	NVIDIA Corp.	8,998,900	258,988

*	ASML Holding (New York)	10,364,400	256,519
*	Micron Technology, Inc.	10,350,000	125,028
*	Altera Corp.	5,850,000	116,941
*[1]	Rambus Inc.	5,205,000	110,606
*[1]	FormFactor Inc.	2,420,500	108,317
	Intersil Corp.	3,705,000	98,145
	Texas Instruments, Inc.	1,275,000	38,378
*	Cymer, Inc.	730,000	30,331
*	Entegris Inc.	2,019,231	21,606
*	FEI Co.	210,000	7,573
	Intel Corp.	235,000	4,496

	Software (9.4%)
*	Symantec Corp.	13,130,500	227,158
*	Adobe Systems, Inc.	2,742,714	114,371
	Microsoft Corp.	4,050,000	112,874
*	THQ Inc.	3,150,000	107,699
*	Autodesk, Inc.	2,340,000	87,984
*	Macrovision Corp.	2,370,000	59,369
*	Citrix Systems, Inc.	1,736,000	55,604
*	NAVTEQ Corp.	1,370,000	47,265
*[1]	The Descartes
	Systems Group Inc.	4,645,000	20,299
*	Intuit, Inc.	460,000	12,586
*	McAfee Inc.	250,000	7,270
*	Nuance
	Communications, Inc.	330,000	5,052
			3,877,245
Materials (3.9%)
	Monsanto Co.	4,773,968	262,377
[1]	Minerals Technologies, Inc.	1,500,000	93,240
			355,617
Telecommunication Services (1.5%)
	Sprint Nextel Corp.	7,219,700	136,886
Total Common Stocks
(Cost $5,645,811)			8,857,967
Temporary Cash Investments (4.0%)
[2]	Vanguard Market Liquidity
	Fund, 5.288%	299,865,482	299,865
[2]	Vanguard Market Liquidity
	Fund, 5.288%—Note F	64,314,400	64,314
Total Temporary Cash Investments
(Cost $364,179)			364,179
Total Investments (101.1%)
(Cost $6,009,990)			9,222,146
Other Assets and Liabilities—Net (–1.2%)			(105,470)
Net Assets (100%)			9,116,676

11

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	9,222,146
Receivables for Investment
Securities Sold	5,297
Receivables for Capital Shares Issued	6,838
Other Assets—Note C	7,474
Total Assets	9,241,755
Liabilities
Security Lending Collateral
Payable to Brokers—Note F	64,314
Payables for Investment
Securities Purchased	10,712
Payables for Capital Shares Redeemed	30,116
Other Liabilities	19,937
Total Liabilities	125,079
Net Assets	9,116,676

At March 31, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	5,793,534
Overdistributed Net Investment Income	(3,951)
Accumulated Net Realized Gains	114,919
Unrealized Appreciation
Investment Securities	3,212,156
Foreign Currencies	18
Net Assets	9,116,676

Investor Shares—Net Assets
Applicable to 137,665,198 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,019,640
Net Asset Value Per Share—
Investor Shares	$36.46

Admiral Shares—Net Assets
Applicable to 48,622,148 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,097,036
Net Asset Value Per Share—
Admiral Shares	$84.26

•  See Note A in Notes to Financial Statements .

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements .

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note H in Notes to Financial Statements .

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

12

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	24,627
Interest[2]	6,515
Security Lending	362
Total Income	31,504
Expenses
Investment Advisory Fees—Note B	12,070
The Vanguard Group—Note C
Management and Administrative
Investor Shares	5,033
Admiral Shares	2,168
Marketing and Distribution
Investor Shares	400
Admiral Shares	305
Custodian Fees	70
Shareholders’ Reports
Investor Shares	33
Admiral Shares	9
Trustees’ Fees and Expenses	6
Total Expenses	20,094
Net Investment Income	11,410
Realized Net Gain (Loss)
Investment Securities Sold[2]	186,880
Foreign Currencies	4
Realized Net Gain (Loss)	186,884
Change in Unrealized Appreciation (Depreciation)
Investment Securities	346,989
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	346,998
Net Increase (Decrease) in Net Assets Resulting from Operations	545,292

1  Dividends are net of foreign withholding taxes of $771,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $503,000, $6,514,000, and $43,150,000, respectively.

13

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,410	16,648
Realized Net Gain (Loss)	186,884	457,492
Change in Unrealized Appreciation (Depreciation)	346,998	643,108
Net Increase (Decrease) in Net Assets Resulting from Operations	545,292	1,117,248
Distributions
Net Investment Income
Investor Shares	(9,611)	(8,621)
Admiral Shares	(10,882)	(7,418)
Realized Capital Gain [1]
Investor Shares	(254,953)	(35,894)
Admiral Shares	(196,140)	(22,044)
Total Distributions	(471,586)	(73,977)
Capital Share Transactions—Note G
Investor Shares	(81,999)	(815,293)
Admiral Shares	324,527	337,555
Net Increase (Decrease) from Capital Share Transactions	242,528	(477,738)
Total Increase (Decrease)	316,234	565,533
Net Assets
Beginning of Period	8,800,442	8,234,909
End of Period[2]	9,116,676	8,800,442

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $7,045,000 and $32,891,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,951,000) and $5,128,000.

14

Financial Highlights

Capital Opportunity Fund Investor Shares

	Six Months			Nov. 1,
	Ended	Year Ended		2003 to
For a Share Outstanding	March 31,	September 30,		Sept. 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002	2001
Net Asset Value,
Beginning of Period	$36.11	$31.92	$27.24	$24.28	$16.54	$20.73	$30.16
Investment Operations
Net Investment Income	.039	.053	.090[2]	.017	.009	.01	.07
Net Realized and Unrealized
Gain (Loss) on Investments[3]	2.238	4.421	4.731	2.956	7.744	(4.13)	(7.42)
Total from
Investment Operations	2.277	4.474	4.821	2.973	7.753	(4.12)	(7.35)
Distributions
Dividends from
Net Investment Income	(.070)	(.055)	(.070)	(.013)	(.013)	(.07)	(.16)
Distributions from
Realized Capital Gains	(1.857)	(.229)	(.071)	—	—	—	(1.92)
Total Distributions	(1.927)	(.284)	(.141)	(.013)	(.013)	(.07)	(2.08)
Net Asset Value,
End of Period	$36.46	$36.11	$31.92	$27.24	$24.28	$16.54	$20.73

Total Return[4]	6.17%	14.10%	17.72%	12.25%	46.91%	–19.97%	–25.68%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$5,020	$5,051	$5,231	$6,199	$5,120	$3,181	$4,454
Ratio of Total Expenses to
Average Net Assets	0.47%*	0.49%	0.51%	0.52%*	0.59%	0.58%	0.60%
Ratio of Net Investment
Income to Average
Net Assets	0.21%*	0.15%	0.33%[2]	0.06%*	0.04%	0.07%	0.28%
Portfolio Turnover Rate	14%*	11%	12%	10%	14%	14%	20%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3  Includes increases from redemption fees of $.00, $.00, $.01, $.01, $.01, $.03, and $.03.

4  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*  Annualized.

15

Capital Opportunity Fund Admiral Shares

	Six Months			Nov. 1,	Year	Nov. 12,
	Ended	Year Ended		2003 to	Ended	2001[2] to
For a Share Outstanding	March 31,	September 30,		Sept. 30,	Oct. 31,	Oct. 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$83.49	$73.77	$62.96	$56.11	$38.22	$50.00
Investment Operations
Net Investment Income	.132	.198	.291[3]	.096	.062	.07
Net Realized and Unrealized Gain (Loss)
on Investments[4]	5.166	10.229	10.911	6.828	17.894	(11.68)
Total from Investment Operations	5.298	10.427	11.202	6.924	17.956	(11.61)
Distributions
Dividends from
Net Investment Income	(.238)	(.178)	(.228)	(.074)	(.066)	(.17)
Distributions from
Realized Capital Gains	(4.290)	(.529)	(.164)	—	—	—
Total Distributions	(4.528)	(.707)	(.392)	(.074)	(.066)	(.17)
Net Asset Value, End of Period	$84.26	$83.49	$73.77	$62.96	$56.11	$38.22

Total Return[5]	6.21%	14.23%	17.82%	12.36%	47.05%	–23.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,097	$3,750	$3,004	$1,337	$840	$395
Ratio of Total Expenses to
Average Net Assets	0.39%*	0.40%	0.42%	0.41%*	0.49%	0.50%*
Ratio of Net Investment Income to
Average Net Assets	0.29%*	0.24%	0.38%[3]	0.17%*	0.14%	0.17%*
Portfolio Turnover Rate	14%*	11%	12%	10%	14%	14%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Inception.

3  Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Includes increases from redemption fees of $.00, $.00, $.01, $.03, $.03, and $.07.

5  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*  Annualized.

See accompanying Notes,which are an integral part of the Financial Statements .

16

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $867,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2007, the fund realized net foreign currency gains of $4,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2007, the cost of investment securities for tax purposes was $6,009,990,000. Net unrealized appreciation of investment securities for tax purposes was $3,212,156,000, consisting of unrealized gains of $3,474,815,000 on securities that had risen in value since their purchase and $262,659,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2007, the fund purchased $647,349,000 of investment securities and sold $932,443,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2007, was $61,562,000, for which the fund received cash collateral of $64,314,000.

18

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	180,356	4,830	331,413	9,663
Issued in Lieu of Cash Distributions	249,615	6,678	42,032	1,273
Redeemed[1]	(511,970)	(13,694)	(1,188,738)	(34,982)
Net Increase (Decrease)—Investor Shares	(81,999)	(2,186)	(815,293)	(24,046)
Admiral Shares
Issued	329,535	3,782	743,335	9,382
Issued in Lieu of Cash Distributions	189,279	2,192	26,959	353
Redeemed[1]	(194,287)	(2,264)	(432,739)	(5,543)
Net Increase (Decrease)—Admiral Shares	324,527	3,710	337,555	4,192

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the six months ended March 31, 2007, in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2006		Proceeds from		Mar. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
BioMarin Pharmaceutical Inc.	66,461	—	—	—	n/a2
The Descartes Systems Group Inc.	18,208	—	—	—	20,299
The Dress Barn, Inc.	96,008	—	—	—	91,564
Emulex Corp.	82,753	264	—	—	83,574
FormFactor Inc.	n/a3	74,009	—	—	108,317
Macrovision Corp.	84,879	—	31,829	—	n/a2
Men’s Wearhouse, Inc.	132,676	—	9,048	347	158,422
Minerals Technologies, Inc.	83,304	—	3,636	156	93,240
Rambus Inc.	90,775	—	—	—	110,606
Strattec Security Corp.	8,419	—	—	—	9,541
Thomas & Betts Corp.	179,547	—	3,174	—	180,634
THQ Inc.	143,371	—	58,532	—	n/a2
	986,401			503	856,197

1  Net of redemption fees of $248,000 and $294,000 (fund totals).

2  At March 31, 2007, the security is still held, but the issuer was no longer an affiliated company of the fund.

3  At September 30, 2006, the issuer was not an affiliated company of the fund.

19

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,061.74	$2.42
Admiral Shares	1,000.00	1,062.14	2.01
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.59	$2.37
Admiral Shares	1,000.00	1,022.99	1.97

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.39% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the transaction fee on redemptions. These fees are fully described in the prospectus. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of PRIMECAP Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to the process for the quarterly calculation of PRIMECAP Management’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than on the average month-end net assets.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Capital Opportunity Fund since 1998.

Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund has outperformed its benchmark and peer group over the last 1-, 3-, and 5-year periods. The board concluded that the advisor carried out the fund’s investment strategy in disciplined fashion, and the fund has performed in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information,available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral , Connect with Vanguard , and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052007

Vanguard® Global Equity Fund

> Semiannual Report

March 31, 2007

>  Vanguard Global Equity Fund returned 14.0% during the fiscal half-year, significantly outpacing both the average return of competing funds and the gain of its benchmark index.

>  The fund’s U.S. holdings—like the fund itself—produced a return considerably higher than that of the broad U.S. stock market.

>  Superior selection of U.S. stocks and an emphasis on emerging-market stocks were the largest contributors to the fund’s outperformance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	13
Financial Statements	14
About Your Fund’s Expenses	31
Trustees Approve Advisory Agreement	33
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Global Equity Fund	14.0%
MSCI All Country World Index	12.0
Average Global Fund[1]	11.2

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$21.96	$23.80	$0.310	$0.880

1  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 14.0% during the six months ended March 31, significantly outpacing both its benchmark index and the average return of competing global funds. Your fund made the most of good markets domestically and internationally, benefiting from skillful stock selection in the United States and a tilt toward stocks in emerging markets.

The table on page 1 presents the total returns (capital changes plus reinvested distributions) for your fund and comparative measures.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports. Small-capitalization stocks outpaced large-caps.

International stocks—as measured by the Morgan Stanley Capital International (MSCI) All Country World Index ex USA—topped the returns of counterparts in the United States. The outperformance abroad continued a pattern that has existed for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Smart stock and market choices underpinned Global Equity’s return

During the past six months, the Global Equity Fund continued to benefit from the upswing in U.S. and international stock markets that has characterized much of the past few years. In addition, good investment choices helped the fund to provide returns over and above what the markets offered.

Excellent stock selection in the United States was the most important contributor to the fund’s strong relative performance. The fund’s U.S. holdings returned about 13%, compared with almost 8% for the U.S. stocks included in its market benchmark, the MSCI All Country World Index, and 9% for the broad U.S. market as measured by the Dow Jones Wilshire 5000 Index.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	15.5%	20.3%	17.4%
Russell 1000 Index (Large-caps)	8.2	11.8	6.9
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire Market)	8.9	11.4	7.8

Bonds
Lehman Aggregate Bond Index (Broad Taxable Market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1  Annualized.

The other major factor that helped the Global Equity Fund to surpass its benchmark was its exposure to emerging-market stocks. Over the past few years, the fund has shifted some assets from the developed world to emerging markets, which returned a collective 20% during the past six months. Among these markets, the five that contributed most to return in the period were Turkey, Spain, South Korea, South Africa, and the Philippines.

Steel-industry stocks were among the top performers

In both emerging and developed markets, the fund enjoyed notable success with stock selections in the materials and industrials sectors.

In the materials sector, the stocks of steel companies were significant contributors to Global Equity’s return. These included Nucor in the United States, POSCO in South Korea, JFE Holdings in Japan, and Eregli Demir ve Celik Fabrikalari in Turkey. Top contributors in the industrials sector included Terex, a U.S.-based machinery maker, and Deutsche Lufthansa airline.

Telecommunications services and energy companies also boosted the fund’s return. China Mobile’s 29% gain, and the fund’s sizable holding of the stock compared with the index, made it a top contributor to telecommunication returns.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Global
	Fund	Fund
Global Equity Fund	0.66%	1.56%

1  Fund expense ratios reflect the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

International stocks offer a wider world of opportunities

The U.S. market represents only about 45% of the global market for stocks—meaning that a sizable set of investment opportunities lies beyond the U.S. borders. The Global Equity Fund, whose three advisors search for stocks with high earnings potential almost anywhere in the world, gives you the opportunity to benefit from those opportunities. The fund’s long-term performance is a testament to the portfolio managers’ stock-picking skills, as you can see in the Performance Summary on page 13. In addition, the fund’s combination of U.S. and international investments offers diversification beyond what an all-U.S. portfolio could provide.

U.S. and international stocks and fixed income securities represent the basic building blocks of a sensible long-term portfolio. We advise investors to combine these different asset classes in proportions that reflect their own financial circumstances and goals. The Global Equity Fund can be a useful part of such a balanced investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 19, 2007

Advisors’ Report

The Global Equity Fund returned 14.0% for the fiscal half-year ended March 31, 2007, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets and of how their portfolio positioning reflects this assessment.

Acadian Asset Management, Inc.

Portfolio Managers:

John Chisholm, CFA, Executive Vice

President and Co-Chief Investment Officer

Ronald Frashure, CFA, President and

Co-Chief Investment Officer

Brian Wolahan, CFA, Senior Vice President

and Co-Director of Research

Despite the volatility seen in late February and into early March, global equity markets were in firmly positive territory for the six months ended March 31, 2007, demonstrating continued resilience in light of high energy prices, inflationary pressures, and other global concerns. As markets return to normal levels of volatility,

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management, Inc.	50	$2,902	A quantitative, active, bottom-up investment process
			that combines stock and country/sector valuation to
			arrive at a return forecast for each of more than
			25,000 securities in the global universe.
Marathon Asset Management LLP	26	1,494	A long-term and contrarian investment philosophy and
			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
AllianceBernstein L.P.	23	1,332	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Cash investments[1]	1	72	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

rising from the unusually low levels we have seen over the past several years, a wider range of valuations should reemerge, yielding more opportunities for active stock selection.

The portfolio focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Our key overweightings, based on bottom-up stock selection, included emerging markets Korea, Taiwan, Turkey, and China. We also overweighted Spain, the Netherlands, and the United States, compared with the benchmark. Japan, the United Kingdom, Switzerland, and Canada were underweighted. Important active sector weightings included materials, financials, and telecommunication services.

Stock selection in the United States was the most significant contributor to active return for the portfolio. Selections in the materials and energy sectors delivered strong results, as commodity prices remained elevated over the period. Our focus on U.S. capital equipment stocks was also rewarded. Although capital spending and manufacturing softened during the period, these companies were able to profit from continued government contracts and firmer exports in the wake of a declining U.S. dollar.

The information technology sector posed a challenge for portfolio performance over the period, with many emerging Asian exporters suffering amid moderating demand for electronics components. Stock selection in some key European markets was also a drag on performance, particularly in the financials sector. Lending margins have faced pressure as the spread between short- and long-term rates has narrowed. In this environment, the European Central Bank raised rates three times during the six-month period.

Overall, our view is that global equity markets are likely to see muted returns in 2007 as several key issues remain in flux, including the impact of recent interest rate increases on key economies, the ability of the U.S. housing market to achieve a soft landing, the direction of oil prices, renewed inflation concerns in the United States, and the likelihood of ongoing geopolitical instability. Most markets will see some earnings growth, but it will be moderate compared with that of recent years.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

The geographical structure of the portfolio remains similar to that delineated in previous reports.

Looking forward, we expect to continue to gradually harvest some of the fund’s earlier investments in Southeast Asia and South Africa. We are comfortable with the majority of the fund’s holdings in these regions, particularly with those where the insiders are trying to increase their ownership, but if the strong recent price appreciation continues, we will probably resume the process of reducing our exposure to these areas. The fund’s Japanese exposure is strongly biased away from what has performed well in Japan in recent years, namely cyclicals and momentum issues, and is significantly overweighted in larger-capitalization, cash-generative companies with a domestic bias and strong balance sheets.

In Europe, it is difficult to call an end to the private equity-driven boom in mergers and acquisitions, which is having a particularly positive effect on the valuation of mid- and small-cap European names in the fund. Notwithstanding the recent small increases in European interest rates, the stars are aligned for this boom to continue as companies, private equity, and infrastructure funds are all flush with cash. To the extent that the fund’s holdings continue to benefit from this takeover activity and/or there is further support for European cyclicals, this would provide further opportunity to switch into larger, more defensive businesses that offer more predictable cash flows and whose valuations lack any takeover premia.

In the United States, equities have been in a bull market for 3 1/2 years, driven by high profitability and record levels of free cash flow (FCF). In order to avoid what may be an excessive use of the FCF measure, firms that are sacrificing near-term profitability or cash flows to improve the long-term value creation potential of their organizations are becoming increasingly attractive. This is almost the opposite of the direction currently applauded by the markets (and private equity groups), and a reversal of the approach that Marathon has taken historically. However, those earlier investment decisions were often made against a background of modest valuation, low profitability, and a clear corporate tendency (outside a few sectors) toward corporate overinvestment. Such circumstances are no longer present today; indeed underinvestment is the new corporate fashion.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Executive Vice

President and Chief Investment

Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment

Officer–International Value Equities and

Director of Research–Global and

International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment

Officer–International Value Equities and

Chief Investment Officer–Emerging

Markets

Global equity markets rallied strongly through the first several months of the period amid a supportive economic outlook, robust corporate earnings, and booming mergers and acquisitions (M&A) activity. In late February and early March, though, global markets plunged following a selloff in local Chinese equities and worries about rising defaults on subprime mortgages in the United States. By the end of March, however, the markets had recovered as investors refocused on strong fundamentals and the continued M&A surge. For the period from October 1, 2006, through March 31, 2007, the MSCI All Country World Index returned 12.0% in U.S. dollars.

Our portfolio benefited from positive stock selection across most sectors, particularly materials. Steel companies—including JFE Holdings, Arcelor Mittal, and Usiminas—benefited from consolidation in the steel and other metals industries, along with continued strong demand. Partially offsetting these positives was stock selection in the financials and industrials sectors. Concerns over earnings and future growth hurt a number of financials holdings, including ING Groep and Sumitomo Mitsui Financial Group, while an indiscriminate selloff in reaction to the turmoil in the U.S. subprime mortgage sector hurt the Federal Home Loan Mortgage Corporation.

As value investors, we use our unique combination of fundamental and quantitative research to exploit the well-documented tendency of investors to overreact to short-term events. When the outlook for a company’s earnings seems poor, investors frequently extrapolate this weakness into the future and price securities accordingly. Our ability to determine whether a company’s strategy is likely to succeed and our willingness to act on views that are different from the consensus are crucial to our success.

Thus, we took advantage of the general decline in share prices to add exposure to companies whose valuations were, in our view, unjustly punished by the indiscriminate selloff. We also accelerated planned purchases of shares in other companies that our research had already identified as potentially attractive value opportunities. An example is Mitsubishi Chemical Holdings, which has been gradually reducing its exposure to pure cyclical commodities, such as ethylene, in favor of more sophisticated, higher-margin products.

We trimmed several stocks that have done well and invested in more attractively valued opportunities, such as German insurance company Allianz. We believe the company’s depressed share price doesn’t reflect the significant opportunity for cost savings in its German and Italian businesses.

However, these changes to the portfolio’s positioning occurred at the margin. Investors appear to expect that the current high levels of corporate profitability across almost all regions and sectors will be maintained; as a result, they are not differentiating between stocks with varying levels of risk. While volatility spiked briefly in February and March, stocks generally traded up and down together. Valuation spreads, therefore, remain tightly compressed and opportunities to purchase stocks trading at deep discounts compared with their peers remain somewhat limited.

Thus, the portfolio’s largest active positions remain similar to last quarter. Financials stocks continue to represent the single largest exposure, but our reasons for owning them vary by industry and geographic location. We continue to hold significant stakes in some oil companies, believing that strong demand, together with only gradual increases in supply, will keep oil prices elevated for longer than most investors expect. Our energy sector holdings are focused on companies with extensive reserves, which are less exposed to increases in exploration and production costs. We are also maintaining significant positions in several industrials and information technology companies.

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	646	2,731
Turnover Rate	70%[2]	—
Expense Ratio	0.66%[2]	—
Short-Term Reserves	1%	—

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12%	11%
Consumer Staples	6	8
Energy	10	10
Financials	26	26
Health Care	7	8
Industrials	11	11
Information Technology	8	10
Materials	10	7
Telecommunication Services	6	5
Utilities	3	4
Short-Term Reserves	1%	—

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.95
Beta	1.16

Ten Largest Holdings[4] (% of total net assets)

BNP Paribas SA	diversified
	banks	2.0%
ING Groep NV	diversified
	financial services	1.5
Pfizer Inc.	pharmaceuticals	1.5
Lukoil Sponsored ADR	integrated
	oil and gas	1.5
Royal Dutch Shell	integrated
PLC	oil and gas	1.3
The Kroger Co.	food retail	1.2
E.On AG	electric utilities	1.1
Societe Generale
Class A	diversified banks	1.1
JFE Holdings, Inc.	steel	1.1
AstraZeneca Group PLC	pharmaceuticals	1.1
Top Ten		13.4%

Allocation by Region (% of portfolio)

1  MSCI All Country World Index.

2  Annualized.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 34.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of portfolio)
		Comparative
	Fund[1]	Index[2]
Europe
United Kingdom	9%	10%
France	7	4
Germany	6	3
Netherlands	3	2
Italy	2	2
Spain	2	2
Sweden	1	1
Switzerland	1	3
Belgium	1	1
Finland	1	1
Subtotal	33%	29%
Pacific
Japan	9%	10%
Australia	2	3
Hong Kong	2	1
Subtotal	13%	14%
Emerging Markets
South Korea	3	1
Taiwan	2	1
Russia	2	1
Turkey	2	0
South Africa	1	1
Philippines	1	0
Brazil	1	1
Singapore	1	0
China	0	1
India	0	1
Mexico	0	1
Other Emerging Markets	0	2
Subtotal	13%	10%
North America
United States	37%	44%
Canada	3	3
Subtotal	40%	47%
Short-Term Reserves	1%	—

1  Country percentages exclude currency contracts held by the fund.

2  MSCI All Country World Index.

See page 34 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Ten Years
Global Equity Fund	8/14/1995	18.22%	16.76%	12.75%

1  Six months ended March 31, 2007.

Note: See Financial Highlights table on page 26 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.5%)[1]
Australia (1.9%)
QBE Insurance Group Ltd.	1,164,924	29,625
Coles Group Ltd.	766,823	10,052
Australia & New Zealand
Bank Group Ltd.	418,132	10,018
Zinifex Ltd.	689,100	8,757
Macquarie Airports Group	2,142,137	6,897
Leighton Holdings Ltd.	245,444	6,637
Macquarie
Infrastucture Group	1,855,100	5,743
Commonwealth
Bank of Australia	138,792	5,627
Suncorp-Metway Ltd.	313,548	5,257
Santos Ltd.	598,245	4,874
Tattersall’s Ltd.	1,015,692	4,220
Caltex Australia Ltd.	217,383	4,176
Orica Ltd.	98,671	2,017
Iluka Resources Ltd.	420,516	2,000
Amcor Ltd.	302,310	1,840
Alumina Ltd.	204,000	1,204
Rinker Group Ltd.	65,098	947
Rio Tinto Ltd.	9,501	604
* Suncorp-Metway
Ltd. Rights 4/20/07	41,806	179
		110,674
Austria (0.1%)
Voestalpine AG	51,176	3,700

Belgium (0.9%)
Fortis (Amsterdam Shares)	391,309	17,800
Fortis	310,100	14,132
KBC Bank &
Verzekerings Holding	86,783	10,769
Dexia	160,851	4,790
Delhaize Group	18,583	1,709
InBev	9,037	653
		49,853

Brazil (0.6%)
	Gerdau SA ADR	451,350	8,183
	Usiminas-Usinas
	Siderugicas de Minas
	Gerais SA Pfd.	165,300	8,061
	Uniao de Bancos
	Brasileiros SA GDR	79,500	6,953
	Petroleo Brasileiro SA Pfd.	229,900	5,185
	Banco do Brasil SA	137,800	4,496
			32,878
Canada (3.3%)
	^Canadian Imperial
	Bank of Commerce	305,808	26,558
	Rogers Communications,
	Inc. Class B	735,800	24,103
	^Bank of Nova
	Scotia, Halifax	453,000	20,886
*	Bombardier Inc. Class B	4,268,200	17,241
	Imperial Oil Ltd.	360,300	13,367
	Teck Cominco Ltd. Class B	180,600	12,600
	EnCana Corp.	220,900	11,182
	Alcan Inc.	158,800	8,284
*	Nortel Networks Corp.	298,833	7,187
	Nexen Inc.	110,833	6,794
	Telus Corp.–
	Non Voting Shares	130,800	6,533
	Methanex Corp.	227,200	5,067
*	ACE Aviation Holdings, Inc.	174,100	4,597
	BCE Inc.	142,465	4,032
	ING Canada Inc.	84,063	3,772
	IPSCO, Inc.	27,639	3,631
	Gerdau AmeriSteel Corp.	293,000	3,474
*	Lundin Mining Corp.	270,000	3,007
	Onex Corp.	66,800	1,856
	^Abitibi-Consolidated Inc.	660,200	1,843
	Novelis Inc.	31,760	1,408
	Biovail Corp.	44,800	981
*	Fraser Papers Inc.	198,800	944
*	LionOre Mining
	International. Ltd.	49,800	830

		Market
		Value•
	Shares	($000)
Rothmans Inc.	5,600	100
Bell Aliant Regional
Communications
Income Fund	630	16
		190,293
China (0.2%)
China Petroleum
& Chemical Corp.	11,332,000	9,564
China Telecom Corp. Ltd.	5,688,000	2,783
Tsingtao Brewery Co., Ltd.	1,548,000	2,611
		14,958
Denmark (0.2%)
* William Demant A/S	65,300	5,748
* Vestas Wind Systems A/S	95,699	5,316
Coloplast A/S B Shares	35,400	2,987
* Topdanmark A/S	3,925	754
		14,805
Finland (0.5%)
Sampo Oyj A Shares	242,900	7,376
^Metso Oyj	139,900	7,371
Nokia Oyj	296,700	6,813
^Outokumpu Oyj A Shares	178,012	6,106
^TietoEnator Oyj B Shares	78,020	2,262
		29,928
France (6.7%)
BNP Paribas SA	1,103,266	114,990
Societe Generale Class A	377,253	65,001
Sanofi-Aventis	245,780	21,311
Renault SA	179,200	20,928
Vivendi SA	474,831	19,284
Total SA	268,700	18,706
Credit Agricole SA	465,839	18,144
Air France	383,704	17,488
Compagnie Generale
des Etablissements
Michelin SA	136,800	15,072
Vinci SA	75,363	11,710
Bouygues SA	131,430	10,145
Cap Gemini SA	124,669	9,456
Lagardere S.C.A.	89,523	6,917
Alcatel-Lucent ADR	572,560	6,768
AXA	139,000	5,891
Carrefour SA	70,208	5,128
Groupe Danone	29,600	4,826
Thales SA	79,700	4,631
SCOR SA	134,840	3,629
Alcatel-Lucent	212,600	2,503
Cie. de St. Gobain SA	23,700	2,319
* Atos Origin SA	26,400	1,771
		386,618
Germany (5.4%)

E.On AG	491,026	66,610
Allianz AG	284,554	58,012
^Deutsche Lufthansa AG	1,274,321	34,502
BASF AG	225,200	25,252
Muenchener
Rueckversicherungs–
Gesellschaft AG
(Registered)	144,300	24,350
Man AG	170,252	19,786
Bayerische
Motoren Werke AG	331,273	19,474
ThyssenKrupp AG	299,795	14,829
Deutsche Bank AG	107,953	14,485
^DaimlerChrysler AG
(Registered)	76,700	6,253
Fresenius Medical Care AG	40,900	5,938
Salzgitter AG	39,157	5,715
TUI AG	213,200	5,252
Porsche AG	3,146	4,801
Beiersdorf AG	49,025	3,346
Deutsche Post AG	82,200	2,473
Deutsche Boerse AG	8,506	1,942
Continental AG	11,323	1,458
Fresenius Medical Care
AG ADR	29,244	1,423
Heidelberger
Druckmaschinen AG	15,765	721
		316,622
Greece (0.1%)
Public Power Corp.	244,020	5,959

Hong Kong (1.7%)
Jardine Matheson
Holdings Ltd.	965,102	20,396
New World
Development Co., Ltd.	7,550,300	17,051
Jardine Strategic
Holdings Ltd.	1,233,900	15,844
Television Broadcasts Ltd.	1,068,000	6,664
Hong Kong Aircraft
& Engineering Co., Ltd.	430,400	6,548
Henderson Land
Development Co. Ltd.	1,117,000	6,512
China Netcom Group Corp.
Hong Kong Ltd.	2,273,500	5,909
First Pacific Co. Ltd.	6,988,000	4,258
Wheelock and Co. Ltd.	1,883,000	4,224
Hong Kong and Shanghai
Hotels Ltd.	2,571,128	4,055
SmarTone
Telecommunications Ltd.	2,082,790	2,399
Sino Land Co.	952,000	2,044
Mandarin Oriental

International Ltd.	881,690	1,658
Next Media Ltd.	4,192,000	1,440
I-Cable
Communications Ltd.	5,207,000	1,103
Silver Grant International
Industries Ltd.	1,752,000	452

			Market
			Value•
		Shares	($000)
	Asia Satellite
	Telecommunications
	Holdings Ltd.	148,500	334
	Kerry Properties Ltd.	388	2
			100,893
Hungary (0.1%)
	Mol Hungarian
	Oil and Gas Nyrt.	44,000	5,031
	OTP Bank Rt.	6,952	315
			5,346
India (0.1%)
	State Bank of India GDR	66,230	4,160

Indonesia (0.2%)
	PT Semen Gresik Tbk	1,155,000	5,017
*	PT Bank Indonesia Tbk	66,769,036	4,008
	PT Indofood Sukses
	Makmur Tbk	10,823,000	1,796
	PT Matahari Putra
	Prima Tbk	19,851,300	1,498
	PT Gudang Garam Tbk	1,149,900	1,328
*	PT Bank Pan Indonesia Tbk
	Warrants Exp. 7/10/09	13,353,807	278
	PT Citra Marga
	Nusaphala Persada Tbk	774,000	167
*	PT Matahari Putra Prima
	Warrants Exp. 7/21/10	3,859,975	54
*	PT Mulia Industrindo Tbk	921,000	15
			14,161
Ireland (0.1%)
	Independent News
	& Media PLC	1,063,718	4,817
	Fyffes PLC	512,200	773
*	Total Produce PLC	512,200	566
*	Blackrock International
	Land PLC	462,500	309
			6,465
Israel (0.2%)
	Bank Hapoalim Ltd.	2,147,071	10,295

Italy (2.4%)
*	Fiat SpA	1,941,024	49,028
	Enel SpA	4,067,231	43,405
	Eni SpA	496,400	16,097
	Saipem SpA	256,000	7,461
	Luxottica Group SpA ADR	179,800	5,727
	Unicredito Italiano SpA	528,100	5,011
	Fondiaria—Sai SpA	98,100	4,497
*	Banca Popolare Italiana	186,081	2,904
	Seat Pagine Gialle SpA	3,936,100	2,421
	Fondiaria—Sai SpA RNC	18,000	652

* Natuzzi SpA-Sponsored ADR	50,700	414
		137,617
Japan (8.3%)
JFE Holdings, Inc.	1,093,300	64,428
Toyota Motor Corp.	491,400	31,407
Central Japan Railway Co.	2,227	25,235
Sumitomo Mitsui
Financial Group, Inc.	1,935	17,484
Tokyo Electric Power Co.	477,500	16,267
Orix Corp.	55,320	14,325
Sharp Corp.	720,000	13,818
NTT Data Corp.	2,479	12,527
Mitsui & Co., Ltd.	656,000	12,321
Sumco Corp.	293,700	12,135
Canon, Inc.	223,300	11,966
Japan Tobacco, Inc.	2,248	10,998
KDDI Corp.	1,337	10,615
Mitsubishi Chemical
Holdings Corp.	1,110,500	9,419
East Japan Railway Co.	1,160	9,004
Mitsui OSK Lines Ltd.	771,000	8,520
Leopalace21 Corp.	197,700	6,515
Fuji Photo Film Co., Ltd.	159,000	6,491
Sumitomo Metal Mining Co.	335,000	6,429
Mitsubishi Electric Corp.	599,000	6,142
Nippon Telegraph
and Telephone Corp.	1,023	5,393
Kao Corp.	177,000	5,165
Nippon Mining Holdings Inc.	598,000	5,115
Tokyo Gas Co., Ltd.	898,000	4,981
West Japan Railway Co.	1,010	4,646
* ^Elpida Memory Inc.	115,300	4,448
Mitsui Chemicals, Inc.	488,000	4,244
Kirin Brewery Co., Ltd.	284,000	4,091
Aozora Bank, Ltd.	1,037,000	3,750
Takeda Pharmaceutical
Co. Ltd.	56,900	3,718
Suzuki Motor Corp.	138,200	3,569
Sony Corp.	70,100	3,536
NTT DoCoMo, Inc.	1,883	3,462
FamilyMart Co., Ltd.	114,900	3,183
Secom Co., Ltd.	68,500	3,159
Sekisui House Ltd.	200,000	3,099
Tanabe Seiyaku Co., Ltd.	212,000	2,883
Matsushita Electric
Works, Ltd.	251,000	2,862
Seven and I Holdings Co., Ltd.	91,700	2,774
TDK Corp.	32,100	2,774
Sumitomo Heavy
Industries Ltd.	277,000	2,744
Sumitomo Trust
& Banking Co., Ltd.	264,000	2,733
Nippon Sanso Corp.	290,000	2,608

Yamato Holdings Co., Ltd.	159,000	2,554
Mizuho Financial Group, Inc.	398	2,552
Namco Bandai Holdings Inc.	160,650	2,493
Komatsu Ltd.	119,000	2,487
Hitachi Ltd.	319,000	2,475

		Market
		Value•
	Shares	($000)
Kawasaki Heavy
Industries Ltd.	587,000	2,471
JS Group Corp.	114,000	2,461
Rengo Co., Ltd.	434,000	2,452
Nippon Suisan Kaisha Ltd.	372,000	2,421
Sumitomo Electric
Industries Ltd.	158,000	2,389
Daiwa Securities Group Inc.	196,000	2,351
Sumitomo Forestry Co.	218,000	2,292
Honda Motor Co., Ltd.	65,100	2,264
Sompo Japan Insurance Inc.	181,000	2,243
Bank of Fukuoka, Ltd.	278,000	2,214
Nintendo Co.	7,600	2,201
Mitsubishi Corp.	94,000	2,166
Ricoh Co.	95,000	2,128
Dai-Nippon Printing Co., Ltd.	130,000	2,036
Nippon Oil Corp.	241,000	1,942
Shinsei Bank, Ltd.	399,000	1,904
Mitsubishi UFJ
Financial Group	169	1,900
Astellas Pharma Inc.	42,800	1,836
Nippon Meat Packers, Inc.	148,000	1,802
Ajinomoto Co., Inc.	156,000	1,788
Alfresa Holdings Corp.	28,200	1,786
Onward Kashiyama Co., Ltd.	126,000	1,744
Bank of Yokohama Ltd.	233,000	1,729
Bridgestone Corp.	86,000	1,706
NEC Corp.	308,000	1,643
Kinden Corp.	164,000	1,466
Shiseido Co., Ltd.	72,000	1,457
Chiba Bank Ltd.	166,000	1,456
Ebara Corp.	304,000	1,431
Brother Industries Ltd.	103,000	1,388
Fuji Heavy Industries Ltd.	268,000	1,385
Toyo Seikan Kaisha Ltd.	68,000	1,363
Toppan Forms Co., Ltd.	101,600	1,287
NGK Spark Plug Co.	69,000	1,285
Ryosan Co., Ltd.	48,500	1,242
Sankyo Co., Ltd.	26,400	1,155
Yamatake Corp.	50,000	1,155
Promise Co., Ltd.	30,350	1,137
Marui Co., Ltd.	91,600	1,116
Nippon Steel Corp.	159,000	1,114
Shimizu Corp.	176,000	1,074
Yamaha Motor Co., Ltd.	33,000	920
Tokyo Ohka Kogyo Co., Ltd.	35,400	883
Isetan Co.	49,000	850
Nisshinbo Industries, Inc.	63,000	785
Matsushita Electric
Industrial Co., Ltd.	28,000	563
Ohbayashi Corp.	81,000	520
Daifuku Co., Ltd.	36,000	519

Noritake Co., Ltd.	81,000	402
Inabata & Co., Ltd.	49,000	392
Fujitsu Fronttec Ltd.	32,700	274
Seiko Epson Corp.	2,500	73
		482,105
Malaysia (0.5%)
Bumiputra–Commerce
Holdings Bhd.	3,107,619	8,935
Resorts World Bhd.	1,742,000	8,646
Sime Darby Bhd.	1,446,100	3,379
British American
Tobacco Bhd.	165,000	2,194
Kumpulan Guthrie Bhd.	965,000	1,439
* Multi-Purpose
Holdings Bhd.	1,855,000	1,241
* Malaysian Airline
System Bhd.	550,000	915
*	Multi-Purpose Holdings Bhd.
Warrants Exp. 2/26/09	254,000	117
		26,866
Mexico (0.1%)
America Movil SA
de CV Series L ADR	46,200	2,208
Telefonos de Mexico
SA Class L ADR	32,000	1,069
		3,277
Netherlands (3.2%)
ING Groep NV	2,085,626	87,926
Arcelor Mittal	411,842	21,983
Koninklijke KPN NV	1,382,400	21,464
Heineken NV	389,298	20,283
European Aeronautic
Defence and Space Co.	463,200	14,348
Koninklijke (Royal)
Philips Electronics NV	134,171	5,096
* Koninklijke Ahold NV	422,299	4,941
Koninklijke Boskalis
Westminster NV	39,637	3,933
Wolters Kluwer NV	107,824	3,223
		183,197
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	468,517	1,595
PGG Wrightson Ltd.	58,578	62
		1,657
Norway (0.1%)
^DnB NOR ASA	216,900	3,035
^Statoil ASA	109,200	2,936
		5,971
Philippines (0.6%)
Ayala Corp.	1,439,626	16,658
Globe Telecom, Inc.	419,400	10,666
Jollibee Foods Corp.	2,574,900	2,897

*	ABS-CBN
	Broadcasting Corp.	5,269,200	2,834
	Banco De Oro	951,800	1,181
	Philippine Long Distance
	Telephone Co.	21,700	1,137
			35,373

			Market
			Value•
		Shares	($000)
Russia (2.2%)
	Lukoil Sponsored ADR	977,573	84,291
*	OAO Gazprom ADR	667,097	27,937
*	Mobile TeleSystems ADR	272,500	15,249
	Wimm-Bill-Dann Foods ADR	21,800	1,741
			129,218
Singapore (0.5%)
	Great Eastern Holdings Ltd.	692,000	8,953
*	STATS ChipPAC Ltd.	4,016,000	4,831
	BIL International Ltd.	4,553,000	4,795
*	GigaMedia Ltd.	278,235	3,845
	Neptune Orient Lines Ltd.	1,213,000	2,586
	United Industrial Corp., Ltd.	1,062,000	2,026
	Yellow Pages
	(Singapore) Ltd.	466,000	396
			27,432
South Africa (1.1%)
	Sun International Ltd.	549,866	10,441
*	Hosken Consolidated
	Investments Ltd.	1,103,148	9,173
	RMB Holdings Ltd.	1,550,600	7,680
	Anglo American PLC	145,345	7,666
	Nedbank Group Ltd.	271,805	5,262
	Standard Bank Group Ltd.	305,600	4,490
	FirstRand Ltd.	1,329,636	4,487
	Tiger Brands Ltd.	162,100	3,944
	Sanlan Ltd.	1,258,700	3,455
	Anglo Platinum Ltd.	18,000	2,830
	Gold Fields Ltd.	62,340	1,149
	JD Group Ltd.	88,246	1,082
	City Lodge Hotels Ltd.	83,078	898
	New Clicks Holdings Ltd.	301,750	526
			63,083
South Korea (2.8%)
	POSCO	96,159	40,096
	KT Corp.	549,660	24,635
*	Hynix Semiconductor Inc.	700,390	24,027
	Samsung Electronics Co., Ltd.	37,164	22,163
	Kookmin Bank	65,500	5,891
*	LG Telecom Ltd.	469,285	5,319
	Honam Petrochemical Corp.	57,900	5,007
	Hyundai Mobis	58,020	4,979
	Industrial Bank of Korea	234,690	4,685
	Shinhan Financial Group Ltd.	71,490	4,087
	Woori Finance
	Holdings Co., Ltd.	133,890	3,239
	Hyundai Motor Co., Ltd.	77,640	3,039
	Samsung Electronics
	Co., Ltd. Pfd.	6,100	2,861
	Korea Telecom Freetel	99,590	2,783
*	LG. Philips LCD Co., Ltd.	61,300	2,135

	LG Corp.	62,380	2,105
	Hyundai Heavy
	Industries Co., Inc.	6,548	1,303
	SK Telecom Co., Ltd.	5,870	1,195
	Hyundai Mipo
	Dockyard Co., Ltd.	4,094	752
	Hyundai Motor Co. Ltd.	5,000	350
	Korea Electric Power Corp.	5,000	199
*	Korea Iron & Steel Co., Ltd.	4,000	164
	Kiswire Ltd.	3,000	95
			161,109
Spain (1.6%)
	Banco Bilbao Vizcaya
	Argentaria SA	1,436,238	35,143
	Repsol YPF SA	347,700	11,675
	Acciona SA	36,700	7,950
	Acerinox SA	272,500	6,942
	Banco Popular Espanol SA	316,500	6,524
	Fomento de Construc y
	Contra SA	62,661	6,435
	Banco Santander Central
	Hispano SA	320,577	5,703
	Telefonica SA	197,009	4,347
	Iberia (Linea Aerea Espana)	448,913	2,392
	Prosegur Cia de Seguridad
	SA (Registered)	37,100	1,406
	Viscofan SA	60,700	1,368
*	Sogecable SA	29,332	1,216
			91,101
Sweden (1.2%)
	Volvo AB B Shares	218,300	18,356
	Electrolux AB Series B	643,300	16,248
	^Skandinaviska Enskilda
	Banken AB A Shares	296,800	9,461
	Scania AB Class B	81,050	6,338
	Svenska Handelsbanken
	AB A Shares	176,100	5,218
	Telefonaktiebolaget LM
	Ericsson AB Class B	1,324,700	4,888
	^Svenska Cellulosa
	AB B Shares	77,060	4,106
	Assa Abloy AB	178,900	4,099
	Hoganas AB B Shares	54,650	1,383
			70,097
Switzerland (0.9%)
	Credit Suisse Group
	(Registered)	234,600	16,810
	Cie. Financiere
	Richemont AG	109,600	6,120
	Roche Holdings AG	31,800	5,623
	Novartis AG (Registered)	100,840	5,505
	Geberit AG	3,486	5,366
*	Logitech International SA	141,900	3,938

Adecco SA (Registered)	60,800	3,848
Zurich Financial Services AG	11,092	3,193
Publigroupe SA	3,540	1,312
Swatch Group AG (Bearer)	3,699	975
Phonak Holding AG	12,100	925
		53,615

			Market
			Value•
		Shares	($000)
Taiwan (2.4%)
	Taiwan Semiconductor
	Manufacturing Co., Ltd.	16,391,932	33,358
	United
	Microelectronics Corp.	31,068,105	17,719
	Powerchip
	Semiconductor Corp.	22,576,253	13,492
	Siliconware Precision
	Industries Co.	5,671,284	10,728
	China Steel Corp.	9,503,000	10,699
	Chunghwa Telecom
	Co., Ltd.	5,464,780	10,561
	Asustek Computer Inc.	4,278,000	10,045
	AU Optronics Corp.	4,431,960	6,311
	Nan Ya Plastic Corp.	2,217,000	4,146
	Compal Electronics Inc.	4,694,588	3,966
	Formosa Chemicals
	& Fibre Corp.	1,871,000	3,582
	Powertech Technology Inc.	740,000	2,853
*	ProMOS Technologies Inc.	5,385,000	2,086
	Inotera Memories, Inc.	1,617,000	1,814
	Taiwan Cellular Corp.	1,407,000	1,507
*	Winbond Electronics Corp.	4,017,000	1,423
	Mosel Vitelic Inc.	1,109,000	1,356
	Universal Scientific
	Industrial Co., Ltd.	1,823,000	1,142
*	Advanced Semiconductor
	Engineering Inc.	890,000	1,058
	Ruentex Development
	Co., Ltd.	642,000	517
	Mitac International Corp.	445,000	492
	U-Ming Marine
	Transport Corp.	249,000	413
	Vanguard International
	Semiconductor Corp.	261,585	220
	MediaTek Inc.	16,000	183
	Foxconn Technology Co., Ltd.	7,650	86
			139,757
Thailand (0.4%)
	Siam Cement Public
	Co. Ltd. Non-Voting
	Depositary Receipt	986,200	6,648
	Advanced Info Service
	Public Co. Ltd. (Foreign)	2,826,000	5,410
	Siam Cement Public
	Co. Ltd. (Foreign)	664,300	4,547
	Kasikornbank Public
	Co. Ltd. (Foreign)	1,701,900	3,258
	PTT Public Co., Ltd.
	(Foreign)	300,400	1,785
	MBK Development
	Public Co. Ltd. (Foreign)	813,400	1,266

	Thanachart Capital
	Public Co. Ltd. (Foreign)	1,855,000	747
	GMM Grammy Public
	Co. Ltd. Non-Voting
	Depositary Receipt	2,917,000	571
	Post Publishing Public
	Co. Ltd. (Foreign)	1,300,000	248
	Matichon PLC (Foreign)	625,000	154
	GMM Grammy Public
	Co. Ltd. (Foreign)	642,000	126
			24,760
Turkey (1.5%)
	Eregli Demir ve Celik
	Fabrikalari A.S.	2,043,693	20,358
	Turkiye Garanti
	Bankasi A.S.	3,596,722	15,996
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	666,109	14,816
	Dogan Sirketler Grubu
	Holding A.S.	3,348,725	5,518
	KOC Holding A.S.	1,146,107	5,137
*	Yapi ve Kredi Bankasi A.S.	2,016,572	4,257
*	Petkim Petrokimya
	Holding A.S.	729,730	3,701
	Turkcell Iletisim
	Hizmetleri A.S.	660,258	3,367
	Haci Omer Sabanci
	Holding A.S.	728,892	2,956
	Tofas Turk Otomobil
	Fabrikasi A.S.	661,482	2,511
	Petrol Ofisi A.S.	499,656	2,128
	Akbank T.A.S.	219,076	1,461
*	Vestel Elektronik Sanayi
	ve Ticaret A.S.	489,269	1,237
*	Turkiye Vakiflar
	Bankasi T.A.O.	491,189	1,105
*	Turk Hava Yollari
	Anonim Ortakligi	214,195	1,078
	Is Gayrimenkul Yatirim
	Ortakligi A.S.	277,082	626
	Anadolu Efes Biracilik
	ve Malt Sanayii A.S.	16,156	530
			86,782
United Kingdom (8.4%)
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	2,049,137	67,933
	AstraZeneca Group PLC	1,140,270	61,268
	HBOS PLC	1,115,411	22,984
	Vodafone Group PLC	7,674,437	20,453
	Royal Bank of Scotland
	Group PLC	496,507	19,373
	Marks & Spencer

Group PLC	1,202,356	15,961
Rio Tinto PLC	273,939	15,591
Xstrata PLC	287,490	14,716
Aviva PLC	920,300	13,553
Antofagasta PLC	1,295,495	13,179

			Market
			Value•
		Shares	($000)
*	British Airways PLC	1,338,058	12,778
	BP PLC	1,089,600	11,738
	Home Retail Group	1,183,400	10,351
	Barclays PLC	615,105	8,693
	BAE Systems PLC	946,600	8,553
	BT Group PLC	1,292,667	7,711
	J. Sainsbury PLC	710,200	7,659
	Capita Group PLC	525,800	7,047
	Reckitt Benckiser PLC	131,890	6,855
	Hanson Building
	Materials PLC	397,650	6,396
	Cable and Wireless PLC	1,918,800	6,293
	Tesco PLC	699,500	6,102
	Diageo PLC	292,528	5,910
	GlaxoSmithKline PLC	213,200	5,866
	Arriva PLC	394,733	5,768
	ICAP PLC	544,600	5,666
*	British Energy Group PLC	586,000	5,609
	Reed Elsevier PLC	440,100	5,256
	Greene King PLC	242,200	5,240
	The Sage Group PLC	1,029,900	5,225
*	MyTravel Group PLC
	A Shares	835,166	5,135
	Royal Dutch Shell PLC
	Class B	150,822	5,001
	Informa PLC	413,400	4,941
	Provident Financial PLC	295,856	4,672
	Intertek Testing
	Services PLC	252,100	4,487
	Stagecoach Group PLC	1,254,723	4,423
	Enterprise Inns PLC	334,400	4,393
	Kazakhmys PLC	180,352	4,159
	Amvescap PLC	353,700	3,889
	Carnival PLC	76,414	3,677
	Compass Group PLC	548,835	3,664
	WPP Group PLC	235,300	3,561
*	Invensys PLC	622,440	3,550
	Enodis PLC	859,500	3,486
	Rexam PLC	313,600	3,390
	Smiths Group PLC	143,410	2,889
	ITV PLC	1,199,435	2,572
	Hays PLC	813,200	2,498
	Alliance Boots PLC	118,277	2,383
	Bunzl PLC	128,533	1,815
	International Power PLC	230,660	1,797
	Ladbrokes PLC	186,223	1,476
	Devro PLC	375,500	1,003
	Homeserve PLC	12,400	434
	Kier Group PLC	3,500	165
			489,187

United States (37.0%)
	Consumer Discretionary (4.6%)
*	DIRECTV Group, Inc.	1,835,600	42,347
	Clear Channel
	Communications, Inc.	595,500	20,866
	CBS Corp.	563,700	17,244
	Cablevision Systems
	NY Group Class A	503,900	15,334
*	Comcast Corp.
	Special Class A	591,300	15,060
*	Liberty Global, Inc. Class A	444,660	14,643
*	Liberty Global, Inc. Series C	444,660	13,624
*	^Marvel Entertainment, Inc.	427,410	11,861
	Federated Department
	Stores, Inc.	233,500	10,519
	Time Warner, Inc.	523,600	10,325
	American Greetings Corp.
	Class A	431,800	10,022
*	Priceline.com, Inc.	160,200	8,532
	McDonald’s Corp.	149,000	6,712
	Wendy’s International, Inc.	195,300	6,113
*	^Blue Nile Inc.	137,500	5,591
*	PRIMEDIA Inc.	2,072,800	5,514
*	Discovery Holding Co.
	Class A	284,850	5,449
*	Liberty Media Corp.–
	Interactive Series A	221,126	5,267
*	Liberty Media Corp.–
	Capital Series A	44,225	4,891
*	Blockbuster Inc. Class B	770,100	4,621
*	Amazon.com, Inc.	108,600	4,321
*	Fleetwood Enterprises, Inc.	530,300	4,195
	Dow Jones & Co., Inc.	114,600	3,950
	Black & Decker Corp.	46,000	3,755
	Hasbro, Inc.	116,200	3,326
*	Hanesbrands Inc.	97,600	2,868
	CBS Corp. Class A	86,000	2,633
*	NVR, Inc.	3,900	2,594
*	99 Cents Only Stores	170,100	2,506
*	Viacom Inc. Class A	50,300	2,065
	Sun-Times Media Group, Inc.	321,800	1,596
*	Live Nation	21,512	475
	Service Corp. International	27,133	322

	Consumer Staples (3.8%)
	The Kroger Co.	2,387,000	67,433
	Carolina Group	671,043	50,738
	Altria Group, Inc.	392,700	34,483
	Costco Wholesale Corp.	581,500	31,308
	Safeway, Inc.	343,600	12,589
	Sara Lee Corp.	345,100	5,839
	The Estee Lauder Cos. Inc.
	Class A	79,700	3,893

	The Clorox Co.	43,900	2,796
	Imperial Sugar Co.	76,700	2,572
	ConAgra Foods, Inc.	103,000	2,566
	Corn Products
	International, Inc.	65,600	2,335
*	USANA Health Sciences, Inc.	15,600	731
	MGP Ingredients, Inc.	34,300	699

			Market
			Value•
		Shares	($000)
	Energy (4.2%)
	ExxonMobil Corp.	779,400	58,806
	Marathon Oil Corp.	465,800	46,035
	Valero Energy Corp.	500,600	32,284
	Tidewater Inc.	536,700	31,440
	Tesoro Petroleum Corp.	261,900	26,303
	Chevron Corp.	270,400	19,999
	ConocoPhillips Co.	170,200	11,633
	Frontier Oil Corp.	255,800	8,349
	Western Refining, Inc.	110,900	4,327
	Baker Hughes, Inc.	63,200	4,179
	Alon USA Energy, Inc.	39,500	1,430

	Financials (8.0%)
	MetLife, Inc.	855,400	54,018
	The Chubb Corp.	884,100	45,681
	The Hartford Financial
	Services Group Inc.	344,470	32,924
	The Travelers Cos., Inc.	511,600	26,486
	Citigroup, Inc.	414,500	21,280
	JPMorgan Chase & Co.	424,100	20,518
*	Berkshire Hathaway Inc.
	Class B	5,063	18,429
	W.R. Berkley Corp.	541,400	17,931
	Bank of America Corp.	311,500	15,893
	Fannie Mae	272,300	14,862
	Moody’s Corp.	235,000	14,584
	Assurant, Inc.	244,400	13,107
	Freddie Mac	216,400	12,874
	XL Capital Ltd. Class A	181,811	12,719
	ACE Ltd.	195,450	11,152
	MBIA, Inc.	158,800	10,400
	Axis Capital Holdings Ltd.	279,077	9,450
	Merrill Lynch & Co., Inc.	115,600	9,441
	Genworth Financial Inc.	269,900	9,430
*	Arch Capital Group Ltd.	137,303	9,365
	Lehman Brothers
	Holdings, Inc.	123,700	8,668
	The Goldman Sachs
	Group, Inc.	39,400	8,141
	American Express Co.	132,497	7,473
	PartnerRe Ltd.	95,310	6,533
	National City Corp.	162,600	6,057
	Mercury General Corp.	114,000	6,047
	Countrywide Financial Corp.	175,695	5,910
*	First Federal Financial Corp.	101,200	5,751
	American International
	Group, Inc.	84,900	5,707
	RenaissanceRe Holdings Ltd.	90,956	4,561
	Bear Stearns Co., Inc.	29,700	4,465
	MGIC Investment Corp.	57,900	3,411
	The PMI Group Inc.	58,500	2,645

	Zenith National
	Insurance Corp.	45,500	2,151
	Morgan Stanley	15,700	1,237
	Ameriprise Financial, Inc.	21,459	1,226
	American Financial
	Group, Inc.	32,550	1,108
	Endurance Specialty
	Holdings Ltd.	30,273	1,082

	Health Care (4.4%)
	Pfizer Inc.	3,373,000	85,202
	AmerisourceBergen Corp.	1,110,094	58,557
*	King Pharmaceuticals, Inc.	2,036,070	40,049
*	Biogen Idec Inc.	677,900	30,085
	Merck & Co., Inc.	230,100	10,164
	Schering-Plough Corp.	363,300	9,268
	McKesson Corp.	153,900	9,009
*	WellPoint Inc.	77,800	6,310
	Bristol-Myers Squibb Co.	206,900	5,744
	Alpharma, Inc. Class A	76,400	1,840
*	Bradley Pharmaceuticals, Inc.	27,400	526

	Industrials (4.5%)
*	Terex Corp.	536,939	38,531
	Cummins Inc.	264,700	38,307
	General Electric Co.	744,500	26,326
*	AMR Corp.	541,500	16,489
	Pitney Bowes, Inc.	303,500	13,776
*	US Airways Group Inc.	297,900	13,548
*	Kansas City Southern	368,700	13,118
*	Continental Airlines, Inc.
	Class B	318,600	11,594
*	Superior Essex Inc.	329,100	11,410
	Parker Hannifin Corp.	123,400	10,651
	Ingersoll-Rand Co.	240,900	10,448
	Viad Corp.	252,500	9,747
	Watson Wyatt
	& Co. Holdings	187,700	9,132
	Northrop Grumman Corp.	92,800	6,888
	Eaton Corp.	72,600	6,066
	Raytheon Co.	92,400	4,847
	SPX Corp.	67,800	4,760
	^AMREP Corp.	33,800	2,611
*	American Commercial
	Lines Inc.	76,052	2,392
	Robbins & Myers, Inc.	54,400	2,029
	The Manitowoc Co., Inc.	30,953	1,966
	PACCAR, Inc.	24,150	1,773
	PW Eagle, Inc.	53,200	1,758
	The Boeing Co.	14,200	1,263
	Freightcar America Inc.	24,400	1,175
*	Saia, Inc.	35,700	848
*	Ceradyne, Inc.	14,500	794

	Norfolk Southern Corp.	5,700	288
*	Learning Tree
	International, Inc.	20,900	235
*	^Northwest Airlines Corp.
	Class A	270,500	177

			Market
			Value•
		Shares	($000)
	Information Technology (3.0%)
*	Lexmark International, Inc.	336,691	19,683
	Microsoft Corp.	581,700	16,212
	Hewlett-Packard Co.	361,600	14,515
*	Sun Microsystems, Inc.	2,398,100	14,413
	Electronic Data
	Systems Corp.	515,600	14,272
*	Xerox Corp.	832,900	14,068
	International Business
	Machines Corp.	140,100	13,206
*	Gartner, Inc. Class A	536,500	12,849
*	Agere Systems Inc.	525,570	11,888
	Accenture Ltd.	257,500	9,924
*	DST Systems, Inc.	77,300	5,813
*	Dell Inc.	245,700	5,703
*	^Komag, Inc.	169,600	5,551
	MasterCard, Inc. Class A	42,000	4,462
	Global Payments Inc.	128,400	4,373
*	MicroStrategy Inc.	12,500	1,580
*	Western Digital Corp.	86,100	1,447
*	Forrester Research, Inc.	37,000	1,049
*	Solectron Corp.	242,800	765

	Materials (2.3%)
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	587,400	38,880
	Nucor Corp.	460,700	30,005
	Lyondell Chemical Co.	775,700	23,248
	Chaparral Steel Co.	271,000	15,764
	Scotts Miracle-Gro Co.	250,900	11,047
	Steel Dynamics, Inc.	188,000	8,122
	Reliance Steel
	& Aluminum Co.	137,800	6,670

Telecommunication Services (1.7%)
*	Qwest Communications
	International Inc.	5,018,785	45,119
	Embarq Corp.	381,870	21,518
	Sprint Nextel Corp.	744,400	14,114
*	NII Holdings Inc.	98,000	7,270
*	Level 3
	Communications, Inc.	868,200	5,296
*	Cincinnati Bell Inc.	994,400	4,674

	Utilities (0.5%)
	FirstEnergy Corp.	273,049	18,087
	Entergy Corp.	75,700	7,942
	OGE Energy Corp.	47,200	1,831
			2,145,686
Total Common Stocks

(Cost $4,614,608)		5,655,498
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.7%)
2 Vanguard Market
Liquidity Fund, 5.288%	162,225,771	162,226
2 Vanguard Market
Liquidity Fund,
5.288%—Note F	108,840,699	108,841
		271,067
	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
3 Federal Home Loan Bank
4 5.207%, 4/4/07	5,000	4,999
Total Temporary Cash Investments
(Cost $276,065)		276,066
Total Investments (102.3%)
(Cost $4,890,673)		5,931,564
Other Assets and Liabilities (–2.3%)
Receivables for Investment
Securities Sold		230,333
Other Assets—Note C		53,227
Payables for Investment
Securities Purchased		(291,691)
Other Liabilities—Note F		(123,467)
		(131,598)
Net Assets (100%)
Applicable to 243,692,624 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		5,799,966
Net Asset Value Per Share		$23.80

At March 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	4,559,556	18.71
Undistributed Net
Investment Income	11,129.05
Accumulated Net
Realized Gains	186,157.76
Unrealized Appreciation
Investment Securities	1,040,891	4.27
Futures Contracts	1,928.01
Foreign Currencies and
Forward Currency Contracts	305	—
Net Assets	5,799,966	$23.80

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effe ct to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 3.2%, respectively, of net assets. See Note D in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $4,999,000 and cash of $481,000 have been segregated as initial margin for open futures contracts.

5  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends[1]	41,559
Interest[2]	4,182
Security Lending	484
Total Income	46,225
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,857
Performance Adjustment	1,035
The Vanguard Group—Note C
Management and Administrative	8,323
Marketing and Distribution	616
Custodian Fees	491
Shareholders’ Reports	67
Trustees’ Fees and Expenses	3
Total Expenses	16,392
Net Investment Income	29,833
Realized Net Gain (Loss)
Investment Securities Sold	191,497
Futures Contracts	2,945
Foreign Currencies and Forward Currency Contracts	(106)
Realized Net Gain (Loss)	194,336
Change in Unrealized Appreciation (Depreciation)
Investment Securities	399,929
Futures Contracts	1,063
Foreign Currencies and Forward Currency Contracts	595
Change in Unrealized Appreciation (Depreciation)	401,587
Net Increase (Decrease) in Net Assets Resulting from Operations	625,756

1  Dividends are net of foreign withholding taxes of $2,065,000.

2  Interest income from an affiliated company of the fund was $4,101,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31, 2007	Sept. 30, 2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,833	58,112
Realized Net Gain (Loss)	194,336	186,941
Change in Unrealized Appreciation (Depreciation)	401,587	205,761
Net Increase (Decrease) in Net Assets Resulting from Operations	625,756	450,814
Distributions
Net Investment Income	(63,112)	(31,222)
Realized Capital Gain [1]	(179,157)	(56,590)
Total Distributions	(242,269)	(87,812)
Capital Share Transactions—Note G
Issued	1,361,930	1,908,165
Issued in Lieu of Cash Distributions	224,231	80,656
Redeemed	(361,119)	(462,226)
Net Increase (Decrease) from Capital Share Transactions	1,225,042	1,526,595
Total Increase (Decrease)	1,608,529	1,889,597
Net Assets
Beginning of Period	4,191,437	2,301,840
End of Period[2]	5,799,966	4,191,437

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $70,849,000 and $20,164,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $11,129,000 and $45,245,000.

Financial Highlights

	Six Months	Year		Nov. 1,
	Ended	Ended		2003, to
For a Share Outstanding	Mar. 31,	Sept. 30,		Sept. 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002	2001
Net Asset Value,
Beginning of Period	$21.96	$19.72	$16.08	$14.46	$10.48	$11.31	$13.71
Investment Operations
Net Investment Income	.12	.320	.25	.191	.12	.09	.13
Net Realized and Unrealized
Gain (Loss) on Investments	2.91	2.595	3.87	1.624	3.96	(.36)	(1.10)
Total from
Investment Operations	3.03	2.915	4.12	1.815	4.08	(.27)	(.97)
Distributions
Dividends from
Net Investment Income	(.31)	(.240)	(.21)	(.130)	(.08)	(.12)	(.26)
Distributions from
Realized Capital Gains	(.88)	(.435)	(.27)	(.065)	(.02)	(.44)	(1.17)
Total Distributions	(1.19)	(.675)	(.48)	(.195)	(.10)	(.56)	(1.43)
Net Asset Value,
End of Period	$23.80	$21.96	$19.72	$16.08	$14.46	$10.48	$11.31

Total Return[2]	14.02%	15.22%	25.99%	12.64%	39.25%	–2.78%	–7.72%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$5,800	$4,191	$2,302	$965	$664	$223	$144
Ratio of Total Expenses to
Average Net Assets[3]	0.66%*	0.72%	0.80%	0.90%*	1.05%	1.19%	1.08%
Ratio of Net Investment
Income to Average
Net Assets	1.19%*	1.76%	1.60%	1.47%*	1.14%	0.86%	1.10%
Portfolio Turnover Rate	70%*	88%	83%	19%	13%	14%	27%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.

3  Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.05%, 0.06%, 0.08%, 0.11%, 0.17%, and 0.13%.

*  Annualized.

See accompanying Notes,which are an integral part of the Financial Statements .

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts, or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management, Inc., Marathon Asset Management LLP, and AllianceBernstein L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Acadian Asset Management, Inc. is subject to quarterly adjustments based on performance since December 31, 2004, relative to the Morgan Stanley Capital International All Country World Index. The basic fee of Marathon Asset Management LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. In accordance with the advisory contract entered into with AllianceBernstein L.P. in April 2006, beginning on April 1, 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before an increase of $1,035,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $524,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2007, the fund realized net foreign currency losses of $837,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through September 30, 2006, on the fund’s passive foreign investment company holdings at March 31, 2007, was $6,155,000, all of which has been distributed and is reflected in the balance of undistributed income.

At March 31, 2007, the cost of investment securities for tax purposes was $4,896,828,000. Net unrealized appreciation of investment securities for tax purposes was $1,034,736,000, consisting of unrealized gains of $1,095,531,000 on securities that had risen in value since their purchase and $60,795,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	94	33,633	377
FTSE 100 Index	200	24,815	539
Dow Jones EURO STOXX 50 Index	242	13,240	741
Topix Index	79	11,485	157
S&P ASX 200 Index	54	6,581	114

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/15/07	USD	13,123	CHF	15,922	63
6/20/07	EUR	9,390	USD	12,537	70
6/13/07	JPY	1,337,451	USD	11,431	(186)
6/20/07	GBP	5,196	USD	10,188	131
6/27/07	AUD	8,004	USD	6,450	166
AUD—Australian dollar.
CHF—Swiss Franc.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $61,000 resulting from the translation of other assets and liabilities at March 31, 2007.

E. During the six months ended March 31, 2007, the fund purchased $2,759,662,000 of investment securities and sold $1,711,849,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2007, was $103,139,000, for which the fund received cash collateral of $108,841,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	58,634	92,291
Issued in Lieu of Cash Distributions	9,809	4,143
Redeemed	(15,580)	(22,344)
Net Increase (Decrease) in Shares Outstanding	52,863	74,090

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,140.21	$3.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.64	3.33

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.66%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 31 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreement with AllianceBernstein L.P., one of the fund’s three investment advisors. The board determined that the retention of AllianceBernstein was in the best interests of the fund and its shareholders.

(The board had previously acted to renew the fund’s agreements with its other investment advisors, Marathon Asset Management LLP and Acadian Asset Management, Inc. A report on those renewals was included in the fund’s annual report dated September 30, 2006.)

The board based its decision upon an evaluation of AllianceBernstein’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management provided to the fund by

AllianceBernstein, and took into account the organizational depth and stability of the advisory firm.

The board noted that AllianceBernstein is a global asset management firm with over $700 billion in assets under management as of December 31, 2006. AllianceBernstein provides diversified, global investment management services that include growth and value equities, blend strategies, and fixed income services to clients worldwide. AllianceBernstein has advised the fund since April 2006.

The board also noted that the investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. The team relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered AllianceBernstein’s performance since the firm began managing a portion of the fund in 2006. The board concluded that AllianceBernstein has performed in line with expectations and that the advisor’s results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. AllianceBernstein’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider the profitability of AllianceBernstein in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in AllianceBernstein’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets managed by AllianceBernstein increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information,available from The Vanguard Group

.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard ,and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052007

Vanguard® Strategic Small-Cap Equity Fund

> Semiannual Report

March 31, 2007

>  During the first half of its 2007 fiscal year, Vanguard Strategic Small-Cap Equity Fund returned 12.3%, a hair short of the return of its small-capitalization market index, but ahead of the broad market and its mutual fund peers.

>  The fund’s strong return—and its outperformance of the overall stock market—was driven by its emphasis on small-cap stocks, which registered solid returns during the six months.

>  Steel companies, household product companies, and technology shares were among the fund’s top performers, while several finance-related companies were among its poorest performers.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	23
Trustees Approve Advisory Arrangement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	12.3%
MSCI US Small Cap 1750 Index	12.4
Average Small-Cap Core Fund[1]	11.2
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$19.04	$21.22	$0.150	$0.000

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Small-Cap Equity Fund returned 12.3% during the first half of its fiscal year, a six-month period that was especially favorable for small stocks. The fund’s strong performance was well ahead of the return of the broad U.S. stock market and was essentially in line with the small-cap index that it closely follows.

The first table on page 1 shows the total returns (capital change plus reinvested distributions) for the fund and its comparative measures.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at

2

5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bond returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Small-caps shine, drive fund’s return

Your fund’s six-month return of 12.3% was excellent in absolute terms and solid when compared with the return of the broad U.S.

stock market and the MSCI US Small Cap 1750 Index. A double-digit return in just a half-year is certainly something to be grateful for, but it should never be something that you expect from any investment.

By design, the Strategic Small-Cap Equity Fund’s sector weightings vary little from those of the index benchmark. The fund’s advisor, Vanguard Quantitative Equity Group, uses computer models to identify stocks in each sector that have the most promise of outpacing the index. This means that although the weightings of the fund and the index will be similar, the returns within sectors will often be different. Attempting to make these differences positive is what active management is all about.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1  Annualized.

3

For both the fund and the index, each of the ten sectors recorded positive returns. The range of returns among the sectors, however, was wide. Materials companies (which accounted for only about 7% of both the fund and the index) recorded a heady gain of more than 30%, while financials provided a small single-digit return.

The fund’s selections in the materials sector—primarily several big-gaining steel producers—gave the fund an edge over the index. However, the fund gave up some ground to the benchmark among consumer discretionary and financials stocks. Financials stocks, especially thrifts and mortgage finance companies that were stung by the fallout in the subprime market, had a difficult six months. Your fund’s performance in this sector—its largest sector, at an average of about 20% of assets—was a bit worse than the index’s; the fund’s financials stocks returned about 1%, while the index sector gained about 2.5%. See the Advisor’s Report on page 6 for more details on the fund’s stock-ranking model and performance.

At just a year old, the Strategic Small-Cap Equity Fund is a young fund. To more fully assess your fund’s performance, we will need to evaluate it over a longer time span. We believe, however, that the fund’s disciplined approach to selecting small-cap stocks and its low costs provide it with two important keys to long-term success.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Small-Cap
	Fund	Core Fund
Strategic Small-Cap Equity Fund	0.39%	1.50%

1  Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

A stock market guarantee: Prices will fluctuate

During the past six months, stock prices did what they have always done and will forever do: They fluctuated. When all was said and done, the fluctuations added up to a rewarding half-year for your fund. But, of course, volatility can have a downside as well.

Fortunately, the key to meeting your long-term investment goals does not involve calculating when market fluctuations will work against you and when they will work in your favor. Rather, it involves building a portfolio that is diversified among asset classes and within them. The Strategic

Small-Cap Equity Fund can play an important role in such a portfolio by providing disciplined, low-cost exposure to small-cap stocks.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 16, 2007

5

Advisor’s Report

For the six months ended March 31, 2007, Vanguard Strategic Small-Cap Equity Fund returned 12.3%, slightly lagging the gain of the MSCI US Small Cap 1750 Index but topping the 11.2% average return of small-cap core mutual funds. The broad U.S. stock market returned 8.9%.

The investment environment

During this period, small- and mid-capitalization stocks once again outperformed their large-cap brethren. Large-cap stocks, which are not included in our benchmark, returned about 7%, while mid-cap and small-cap stocks each gained about 12%.

Over the past several years, smaller stocks have tended to outperform larger stocks. This tendency has caused the fund’s benchmark index to outperform broad market averages, which are dominated by large-cap stocks. Because our strategy ties the fund tightly to the benchmark, its rise helped lift our performance above the broad market.

However, it is likely that in some future period this market tendency will reverse. When that happens, the fund’s return—reflecting our portfolio risk control, which links us to our benchmark—will likely lag behind that of large-cap-dominated market indexes. We cannot predict when this change will occur, and we will not modify our management of the fund in an attempt to anticipate it. Our goal is to outperform the fund’s small-cap benchmark, not to time changes in market factors. In our opinion, the potential rewards associated with timing market factors are not worth the additional risk.

Our investment approach

During the past six months, our model was quite successful in evaluating stocks. Unfortunately, we were not able to translate that success into our portfolio’s return.

To oversimplify, our fund’s performance has three components: the return of the benchmark, our model’s stock-picking ability, and some amount of “luck.” The luck component during this period was negative, so despite the stock-picking success of our model, the specific stocks we placed in the portfolio did not perform as well.

This can occur for a number of reasons, the primary one being that we are unable to own every stock our model finds attractive. Since we must select a subset of those stocks to form our portfolio, there will be times when the subset we own doesn’t match the performance of all of the stocks we find attractive. Over the long run, though, we expect that this luck effect will average out to zero.

The heart of our process is our stock-selection model. It contains three elements, each of which measures a stock’s attractiveness relative to its capitalization and industry peers. The first element measures a stock’s valuation; the second evaluates earnings quality; and the last considers market sentiment.

6

These three elements are combined into an overall rating for each stock. To construct our portfolio, we combine the stock ratings with risk measures to minimize our exposure to industry-specific and other risks. The resulting portfolio should capture the benchmark’s return plus the result of our model’s stock selection.

The fund’s successes and shortfalls

Our best performance over the six months was in the materials industry, where our model picked Celanese, Steel Dynamics, and AK Steel, each of which was up dramatically for the period. Our model was also successful in the household products and technology industries. Conversely, the model underperformed in the banking industry, picking Whitney Holding, whose price fell.

These disparate results in the same period are typical of a quantitative process like ours and of a portfolio that holds many securities. We take significant stock-specific risk in the portfolio as we attempt to outperform our benchmark. Such risk can reward or punish us in the near term. Over the long term, however, our process has worked well across the funds that we manage.

We look forward to the remainder of this fiscal year, believing that the Strategic Small-Cap Equity Fund offers a mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

James P. Stetler, Principal and

Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

April 11, 2007

7

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	478	1,703	4,948
Median Market Cap	$1.7B	$1.8B	$30.6B
Price/Earnings Ratio	17.0x	22.8x	17.6x
Price/Book Ratio	2.4x	2.5x	2.8x
Yield	0.8%	1.2%	1.7%
Return on Equity	12.2%	12.0%	16.9%
Earnings Growth Rate	19.4%	18.0%	20.8%
Foreign Holdings	0.1%	0.0%	0.7%
Turnover Rate	56%[3]	—	—
Expense Ratio	0.39%[3]	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15%	15%	12%
Consumer Staples	3	3	9
Energy	7	7	9
Financials	20	20	22
Health Care	10	10	11
Industrials	16	16	11
Information Technology	16	16	15
Materials	7	7	4
Telecommunication
Services	1	1	3
Utilities	5	5	4

Ten Largest Holdings[4] (% of total net assets)

Avnet, Inc.	technology
	distributors	0.5%
Steel Dynamics, Inc.	steel	0.5
Celanese Corp. Series A	commodity
	chemicals	0.5
Brocade Communications	computer storage
Systems, Inc.	and peripherals	0.5
The Manitowoc Co., Inc.	construction and
	farm machinery and
	heavy trucks	0.5
Helmerich & Payne, Inc.	oil and gas drilling	0.4
OGE Energy Corp.	multi-utilities	0.4
NBTY, Inc.	personal products	0.4
Trinity Industries, Inc.	construction and
	farm machinery and
	heavy trucks	0.4
Mettler-Toledo	electronic equipment
International Inc.	manufacturers	0.4
Top Ten		4.5%

Investment Focus

1  MSCI US Small Cap 1750 Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 26 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	Since Inception
Strategic Small-Cap Equity Fund	4/24/2006	6.82%

1  Six months ended March 31, 2007.

Note: See Financial Highlights table on page 19 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (15.4%)
	Phillips-Van Heusen Corp.	17,700	1,041
*	AnnTaylor Stores Corp.	24,345	944
	Saks Inc.	44,461	927
	Men’s Wearhouse, Inc.	18,955	892
*	Payless ShoeSource, Inc.	25,003	830
*	Jack in the Box Inc.	11,600	802
	Meredith Corp.	13,800	792
	Tempur-Pedic International Inc.	30,100	782
	Bob Evans Farms, Inc.	21,087	779
	Domino’s Pizza, Inc.	23,812	773
	OfficeMax, Inc.	14,300	754
	Dillard’s Inc.	23,033	754
*	Charming Shoppes, Inc.	57,250	741
*	Gemstar–TV Guide
	International, Inc.	172,800	724
	Ruby Tuesday, Inc.	25,298	724
	Burger King Holdings Inc.	32,996	713
	Steven Madden, Ltd.	24,395	712
	Jackson Hewitt
	Tax Service Inc.	21,652	697
	ArvinMeritor, Inc.	37,800	690
*	Harris Interactive Inc.	114,032	688
*	DSW Inc. Class A	16,200	684
*	The Dress Barn, Inc.	32,592	678
	Service Corp. International	56,490	670
	Movado Group, Inc.	22,703	669
	CSS Industries, Inc.	17,700	663
	Sally Beauty Co. Inc.	71,900	661
	Stewart Enterprises, Inc.
	Class A	81,920	660
	K-Swiss, Inc.	24,205	654
	Asbury Automotive Group, Inc.	22,557	637
	Sealy Corp.	36,400	636
	Ethan Allen Interiors, Inc.	17,928	634
	Harte-Hanks, Inc.	22,846	630
	Dover Downs Gaming &
	Entertainment, Inc.	48,928	630
*	Penn National Gaming, Inc.	14,600	619

	Brown Shoe Co., Inc.	14,570	612
	Thor Industries, Inc.	15,400	607
*	Charlotte Russe Holding Inc.	20,100	580
*	WMS Industries, Inc.	13,800	542
	American Greetings Corp.
	Class A	22,900	531
*	TRW Automotive
	Holdings Corp.	15,110	526
	Group 1 Automotive, Inc.	13,189	525
	Kimball International, Inc.
	Class B	25,300	488
*	Skechers U.S.A., Inc.	14,318	481
*	Papa John’s International, Inc.	16,115	474
*^ Select Comfort Corp.		26,069	464
	ITT Educational Services, Inc.	5,600	456
	IHOP Corp.	7,589	445
*	Cox Radio, Inc.	31,806	434
*	Tenneco Automotive, Inc.	16,600	423
*	Aeropostale, Inc.	10,000	402
*	Spanish Broadcasting
	System, Inc.	100,065	400
	Catalina Marketing Corp.	10,400	328
*	Visteon Corp.	37,800	323
*	Bluegreen Corp.	28,500	322
*	Laureate Education Inc.	5,353	316
	Claire’s Stores, Inc.	9,570	307
	Sotheby’s	6,311	281
*	The Goodyear
	Tire & Rubber Co.	8,700	271
	Building Materials
	Holding Corp.	14,400	261
*^ Chipotle Mexican Grill, Inc.		4,000	248
	Barnes & Noble, Inc.	6,100	241
*	Dick’s Sporting Goods, Inc.	3,600	210
	Ryland Group, Inc.	4,130	174
*	Pacific Sunwear of
	California, Inc.	7,682	160
	United Auto Group, Inc.	7,700	156
	John Wiley & Sons Class A	4,100	155
*	Denny’s Corp.	28,700	141

10

			Market
			Value•
		Shares	($000)
	Choice Hotels International, Inc.	3,800	135
	The Buckle, Inc.	2,748	98
	CBRL Group, Inc.	1,224	57
			37,458
Consumer Staples (3.0%)
*	NBTY, Inc.	19,900	1,055
	Corn Products
	International, Inc.	26,905	958
	Del Monte Foods Co.	68,061	781
	Ruddick Corp.	24,881	748
*	Rite Aid Corp.	99,700	575
	Lancaster Colony Corp.	12,744	563
*	Prestige Brands Holdings Inc.	45,100	534
	Longs Drug Stores, Inc.	9,600	496
	^Vector Group Ltd.	21,843	409
	The Great Atlantic &
	Pacific Tea Co., Inc.	11,800	392
*	Hansen Natural Corp.	7,500	284
	Alberto-Culver Co.	7,800	178
*	Herbalife Ltd.	4,500	176
*	Central Garden & Pet Co.
	Class A	7,530	111
	Premium Standard Farms Inc.	2,186	46
			7,306
Energy (7.0%)
	Helmerich & Payne, Inc.	35,428	1,075
*	Superior Energy Services, Inc.	30,253	1,043
	Tidewater Inc.	17,765	1,041
	Holly Corp.	15,636	927
	Frontier Oil Corp.	28,144	919
*	SEACOR Holdings Inc.	8,371	824
*	W-H Energy Services, Inc.	17,448	816
	OMI Corp.	29,500	792
*	Unit Corp.	15,190	768
*	Trico Marine Services, Inc.	19,700	734
*	Grey Wolf, Inc.	104,500	700
*^ Hercules Offshore, Inc.		26,000	683
*	Parker Drilling Co.	72,600	682
*	USEC Inc.	39,700	645
*	Pioneer Drilling Co.	50,600	642
*	TETRA Technologies, Inc.	24,800	613
*	Basic Energy Services Inc.	25,700	599
*	Swift Energy Co.	13,829	578
*	Complete Production
	Services, Inc.	28,400	565
	W&T Offshore, Inc.	15,352	444
*	Atwood Oceanics, Inc.	6,259	367
*	Todco Class A	7,372	297
*	Lone Star Technologies, Inc.	3,350	221
	St. Mary Land & Exploration Co.	5,886	216
*	Giant Industries, Inc.	2,700	204
*	Hanover Compressor Co.	8,900	198

*	Oil States International, Inc.	4,100	132
	Berry Petroleum Class A	3,900	120
	RPC Inc.	5,300	88
			16,933
Financials (19.9%)
	Webster Financial Corp.	19,908	956
	Bank of Hawaii Corp.	17,900	949
	Raymond James Financial, Inc.	31,900	949
*	Philadelphia Consolidated
	Holding Corp.	20,447	899
	American Financial Group, Inc.	26,000	885
	^Downey Financial Corp.	11,936	770
	Odyssey Re Holdings Corp.	19,400	763
	Mack-Cali Realty Corp. REIT	15,920	758
	Taubman Co. REIT	12,810	743
	BRE Properties Inc.
	Class A REIT	11,640	735
	Trustmark Corp.	26,222	735
	Aspen Insurance
	Holdings Ltd.	28,000	734
	Zenith National
	Insurance Corp.	15,291	723
	Essex Property
	Trust, Inc. REIT	5,560	720
	The Hanover Insurance
	Group Inc.	15,400	710
	Reinsurance Group of
	America, Inc.	12,080	697
	Park National Corp.	7,300	690
	United Bankshares, Inc.	19,700	690
	Cash America International Inc.	16,313	669
	HRPT Properties Trust REIT	54,200	667
*	First Federal Financial Corp.	11,628	661
	Commerce Group, Inc.	21,600	649
*	Piper Jaffray Cos., Inc.	10,286	637
	Susquehanna Bancshares, Inc.	27,200	631
	Advanta Corp. Class B	14,300	627
*	Primus Guaranty, Ltd.	50,992	627
	BankUnited Financial Corp.	29,500	626
	Hancock Holding Co.	14,210	625
	BancFirst Corp.	13,426	622
*	EZCORP, Inc.	42,139	621
	Endurance Specialty
	Holdings Ltd.	16,800	600
	^IndyMac Bancorp, Inc.	18,631	597
	^Corus Bankshares Inc.	34,656	591
	Hanmi Financial Corp.	31,000	591
	BancorpSouth, Inc.	24,088	589
	Highwood Properties, Inc.
	REIT	14,810	585
	Nationwide Health
	Properties, Inc. REIT	18,400	575
	Community Trust Bancorp Inc.	15,616	566

Home Properties, Inc. REIT	10,700	565
Ohio Casualty Corp.	18,700	560
First Community
Bancshares, Inc.	14,320	558
Independent Bank Corp. (MI)	26,955	549
Mid-America Apartment
Communities, Inc. REIT	9,570	538
Maguire Properties, Inc. REIT	14,680	522

11

			Market
			Value•
		Shares	($000)
	Colonial Properties Trust REIT	11,170	510
	Post Properties, Inc. REIT	11,160	510
	City Holding Co.	12,362	500
	Pennsylvania REIT	11,270	500
	WSFS Financial Corp.	7,750	500
	Cousins Properties, Inc. REIT	15,100	496
	Safety Insurance Group, Inc.	12,240	491
	Jones Lang LaSalle Inc.	4,570	477
	Tanger Factory Outlet
	Centers, Inc. REIT	11,300	456
	Harleysville Group, Inc.	13,598	442
	New Plan Excel
	Realty Trust REIT	13,000	429
	The First Marblehead Corp.	9,550	429
	Peoples Bancorp, Inc.	16,212	428
	PFF Bancorp, Inc.	13,857	420
	Rayonier Inc. REIT	9,620	414
	Cedar Shopping
	Centers, Inc. REIT	25,100	407
*	Affordable Residential
	Communities	33,100	401
	Annaly Mortgage
	Management Inc. REIT	25,600	396
	Glimcher Realty Trust REIT	14,600	394
	Sterling Financial Corp.	12,336	385
	IPC Holdings Ltd.	13,300	384
	Brandywine Realty Trust REIT	11,070	370
	Sterling Bancshares, Inc.	32,892	368
	Thornburg Mortgage, Inc. REIT	14,170	368
	Federal Realty
	Investment Trust REIT	3,970	360
	Camden Property Trust REIT	4,900	345
	SL Green Realty Corp. REIT	2,471	339
	Sun Communities, Inc. REIT	10,700	332
	Sky Financial Group, Inc.	12,103	325
	Anchor Bancorp Wisconsin Inc.	11,357	322
	Old National Bancorp	16,740	304
	Senior Housing
	Properties Trust REIT	12,200	292
	CBL & Associates
	Properties, Inc. REIT	6,210	278
	Health Care Inc. REIT	6,300	277
	KKR Financial Corp. REIT	10,030	275
	Great Southern Bancorp, Inc.	9,200	269
	Whitney Holdings Corp.	8,035	246
	Sunstone Hotel
	Investors, Inc. REIT	7,600	207
	Crescent Real
	Estate, Inc. REIT	9,960	200
	Washington REIT	5,100	191
	Healthcare Realty
	Trust Inc. REIT	5,100	190

	LaSalle Hotel Properties REIT	4,100	190
	Corporate Office
	Properties Trust, Inc. REIT	4,020	184
	Potlatch Corp. REIT	4,000	183
	First Financial Corp. (IN)	5,812	180
*	Knight Capital Group, Inc.
	Class A	11,100	176
	BioMed Realty Trust, Inc. REIT	6,600	174
	Strategic Hotels and
	Resorts, Inc. REIT	7,600	174
	First Republic Bank	3,145	169
	Advance America, Cash
	Advance Centers, Inc.	9,852	152
	Digital Realty Trust, Inc. REIT	3,610	144
	U.S.B. Holding Co., Inc.	6,186	140
	American Financial
	Realty Trust REIT	13,400	135
	LandAmerica Financial
	Group, Inc.	1,800	133
	^American Home Mortgage
	Investment Corp. REIT	4,900	132
	FelCor Lodging Trust, Inc. REIT	5,010	130
	Equity One, Inc. REIT	4,400	117
	PS Business Parks, Inc. REIT	1,620	114
	Redwood Trust, Inc. REIT	2,000	104
	Franklin Street
	Properties Corp. REIT	5,270	101
	Friedman, Billings,
	Ramsey Group, Inc. REIT	16,600	92
	United Community Banks, Inc.	2,600	85
	First Industrial
	Realty Trust REIT	1,800	82
	United Community
	Financial Corp.	6,599	73
	Equity Inns, Inc. REIT	4,200	69
	Innkeepers USA Trust REIT	3,700	60
*	Triad Guaranty, Inc.	1,377	57
	West Coast Bancorp	1,520	49
	Tompkins Trustco, Inc.	690	29
	Newcastle Investment Corp.
	REIT	1,000	28
	Spirit Finance Corp. REIT	1,800	27
*	Accredited Home
	Lenders Holding Co.	2,707	25
	GMH Communities Trust REIT	2,080	21
	Lexington Realty Trust REIT	1,000	21
	Inland Real Estate Corp. REIT	1,100	20
			48,551
Health Care (10.0%)
*	Pediatrix Medical Group, Inc.	17,540	1,001
*	WellCare Health Plans Inc.	11,500	980
*	VCA Antech, Inc.	23,790	864
	West Pharmaceutical

	Services, Inc.	18,190	845
	Mentor Corp.	17,900	823
*	Magellan Health Services, Inc.	18,994	798
*	Viasys Healthcare Inc.	22,829	776
	STERIS Corp.	26,600	706
*	Matria Healthcare, Inc.	26,400	696
*	Illumina, Inc.	23,600	691

12

			Market
			Value•
		Shares	($000)
*	Sciele Pharma, Inc.	28,984	686
*	K-V Pharmaceutical Co.
	Class A	27,143	671
*	Alliance Imaging, Inc.	75,000	655
*	AMERIGROUP Corp.	20,700	629
*	Bio-Rad Laboratories, Inc.
	Class A	8,706	608
*	BioMarin Pharmaceutical Inc.	34,546	596
	Alpharma, Inc. Class A	24,512	590
*	ViroPharma Inc.	41,098	590
*	PAREXEL International Corp.	16,132	580
*	MedCath Corp.	21,252	580
*	Digene Corp.	13,502	573
	Datascope Corp.	15,731	569
*	Palomar Medical
	Technologies, Inc.	14,112	564
*	CONMED Corp.	18,700	547
	Vital Signs, Inc.	10,146	527
*	Enzon Pharmaceuticals, Inc.	63,195	515
*	Haemonetics Corp.	10,895	509
*	Alkermes, Inc.	32,251	498
*	Psychiatric Solutions, Inc.	12,000	484
*	Radiation Therapy
	Services, Inc.	15,183	465
*	Molina Healthcare Inc.	15,006	459
*	The Medicines Co.	17,600	441
*	Adams Respiratory
	Therapeutics, Inc.	12,400	417
*	IDEXX Laboratories Corp.	4,415	387
*	Zoll Medical Corp.	14,494	386
	Medicis Pharmaceutical Corp.	11,900	367
*	Applera Corp.–Celera
	Genomics Group	22,200	315
*	Sierra Health Services, Inc.	6,550	270
*	AMN Healthcare Services, Inc.	10,139	229
*	United Surgical
	Partners International, Inc.	6,100	188
*	PSS World Medical, Inc.	8,500	180
*	Tanox, Inc.	9,300	174
*	United Therapeutics Corp.	3,068	165
*	Genesis Healthcare Corp.	2,122	134
*^ Diversa Corp.		17,100	134
*	Noven Pharmaceuticals, Inc.	4,500	104
*	eResearch Technology, Inc.	13,000	102
*	Onyx Pharmaceuticals, Inc.	4,000	99
*	Varian, Inc.	1,100	64
*	SurModics, Inc.	1,700	61
*	Symmetry Medical Inc.	2,200	36
			24,328
Industrials (16.0%)
	The Manitowoc Co., Inc.	17,800	1,131
	Trinity Industries, Inc.	25,060	1,051

	Harsco Corp.	23,278	1,044
*	Continental Airlines, Inc.
	Class B	27,212	990
	Ryder System, Inc.	19,609	968
	Kennametal, Inc.	13,867	938
	Acuity Brands, Inc.	16,042	873
	Lennox International Inc.	24,248	866
*	Gardner Denver Inc.	24,700	861
*	United Rentals, Inc.	30,882	849
*	Genlyte Group, Inc.	11,861	837
*	United Stationers, Inc.	13,541	811
	Herman Miller, Inc.	23,954	802
*	Foster Wheeler Ltd.	13,500	788
	Crane Co.	19,500	788
*	Republic Airways Holdings Inc.	34,300	788
	The Toro Co.	15,009	769
	IKON Office Solutions, Inc.	53,228	765
*	Cenveo Inc.	31,368	762
	Carlisle Co., Inc.	17,676	759
*	GrafTech International Ltd.	83,100	755
*	TransDigm Group, Inc.	20,500	746
	Steelcase Inc.	37,474	745
*	Consolidated Graphics, Inc.	10,053	744
	Lincoln Electric Holdings, Inc.	12,365	736
*	American Commercial
	Lines Inc.	22,400	704
*	Old Dominion
	Freight Line, Inc.	24,400	703
	Triumph Group, Inc.	12,667	701
	The Timken Co.	23,000	697
	Eagle Bulk Shipping Inc.	34,793	675
	A.O. Smith Corp.	17,400	665
*	Thomas & Betts Corp.	13,620	665
	Regal-Beloit Corp.	13,984	649
*	Corrections Corp. of America	12,000	634
	Mueller Industries Inc.	21,000	632
	Adesa, Inc.	21,800	602
*	Labor Ready, Inc.	31,200	592
*	NCI Building Systems, Inc.	12,400	592
*	CBIZ Inc.	83,200	591
*	Kansas City Southern	16,400	584
	Pacer International, Inc.	21,400	577
*	Spherion Corp.	58,565	517
*	EMCOR Group, Inc.	8,500	501
	Teleflex Inc.	6,831	465
*	K&F Industries Holdings	17,100	461
	Interface, Inc.	26,300	421
*	Builders FirstSource, Inc.	25,069	403
*	Amerco, Inc.	5,356	375
	American Woodmark Corp.	10,010	368
*	WESCO International, Inc.	5,615	353
*	Teletech Holdings Inc.	9,100	334
	Watson Wyatt & Co. Holdings	6,300	306

*	Accuride Corp.	20,557	300
*	Armor Holdings, Inc.	4,420	298
	Con-way, Inc.	5,779	288
	John H. Harland Co.	5,571	285
*	YRC Worldwide, Inc.	6,382	257
*	Goodman Global, Inc.	11,900	210
	Deluxe Corp.	6,100	205

13

			Market
			Value•
		Shares	($000)
*	Commercial Vehicle Group Inc.	8,900	183
*	PHH Corp.	5,800	177
	Kelly Services, Inc. Class A	5,057	163
	Bluelinx Holdings Inc.	15,000	157
	Watsco, Inc.	3,000	153
*	Swift Transportation Co., Inc.	4,740	148
*	Dollar Thrifty
	Automotive Group, Inc.	2,598	133
	Apogee Enterprises, Inc.	2,942	59
	Tennant Co.	1,800	57
	MSC Industrial Direct Co., Inc.
	Class A	900	42
			39,048
Information Technology (15.8%)
*	Avnet, Inc.	33,899	1,225
*	Brocade Communications
	Systems, Inc.	119,100	1,134
*	Mettler-Toledo
	International Inc.	11,666	1,045
*	Convergys Corp.	40,240	1,022
*	j2 Global Communications, Inc.	30,500	845
*	ON Semiconductor Corp.	93,824	837
*	Vishay Intertechnology, Inc.	59,600	833
*	Amkor Technology, Inc.	65,765	821
*	CommScope, Inc.	18,900	811
*	Dolby Laboratories Inc.	23,380	807
	Technitrol, Inc.	30,690	804
*	SAVVIS, Inc.	16,700	800
*	Arris Group Inc.	55,610	783
*	Fairchild Semiconductor
	International, Inc.	46,500	777
*	Zoran Corp.	45,116	768
*	Informatica Corp.	56,092	753
*	Sybase, Inc.	29,315	741
*	Advanced Energy
	Industries, Inc.	35,146	739
*	Interwoven Inc.	43,628	737
*	Itron, Inc.	10,900	709
*	Vignette Corp.	37,900	704
*	Plexus Corp.	40,965	703
*	MPS Group, Inc.	49,250	697
*	Anixter International Inc.	10,500	692
*	Silicon Image, Inc.	84,200	687
*	Atmel Corp.	134,800	678
*	Mentor Graphics Corp.	41,107	672
	Syntel, Inc.	19,352	671
	MoneyGram International, Inc.	23,976	666
*	Covansys Corp.	25,971	641
*	Coherent, Inc.	20,158	640
*	MICROS Systems, Inc.	11,774	636
*	Transaction Systems
	Architects, Inc.	19,200	622

*	Silicon Storage
	Technology, Inc.	124,800	615
*^ RF Micro Devices, Inc.		96,800	603
*	BearingPoint, Inc.	75,809	581
	Agilysys, Inc.	24,905	560
*	CSG Systems
	International, Inc.	21,084	528
*	Cymer, Inc.	12,682	527
*	RealNetworks, Inc.	66,147	519
*	Sykes Enterprises, Inc.	27,700	505
*	Ditech Networks Inc.	61,716	501
*	TTM Technologies, Inc.	50,600	483
*	Wright Express Corp.	15,304	464
*	Newport Corp.	27,200	445
	infoUSA Inc.	46,100	443
*	SPSS, Inc.	11,760	425
*	ManTech International Corp.	12,525	418
*	Komag, Inc.	12,700	416
	Gevity HR, Inc.	20,214	399
*	Hyperion Solutions Corp.	7,300	378
*^ OmniVision Technologies, Inc.		28,768	373
*	Finisar Corp.	96,400	337
*	Asyst Technologies, Inc.	45,400	319
*	Emulex Corp.	16,870	309
*	Veeco Instruments, Inc.	15,400	300
	Global Payments Inc.	7,100	242
	Imation Corp.	5,300	214
*	Interdigital
	Communications Corp.	6,652	211
*	Tech Data Corp.	5,800	208
	Acxiom Corp.	8,003	171
	CTS Corp.	11,100	153
*	Avocent Corp.	5,303	143
*	eFunds Corp.	5,269	140
*	LoopNet, Inc.	6,800	116
	ADTRAN Inc.	4,700	114
*	Websense, Inc.	4,935	113
*	Trident Microsystems, Inc.	5,512	111
*	Tyler Technologies, Inc.	7,000	89
	Jack Henry & Associates Inc.	3,100	75
*	Cirrus Logic, Inc.	8,648	66
	Methode Electronics, Inc.
	Class A	3,998	59
*	Global Imaging Systems, Inc.	3,000	59
*	TriQuint Semiconductor, Inc.	9,000	45
*	Internap Network
	Services Corp.	2,600	41
*	eSPEED, Inc. Class A	2,200	21
			38,539
Materials (6.6%)
	Steel Dynamics, Inc.	27,566	1,191
	Celanese Corp. Series A	37,722	1,163
	Chaparral Steel Co.	17,076	993

Albemarle Corp.	23,200	959
Cleveland-Cliffs Inc.	14,223	910
Commercial Metals Co.	28,200	884
Carpenter Technology Corp.	7,000	845
Quanex Corp.	19,248	815
Reliance Steel &
Aluminum Co.	15,470	749

14

			Market
			Value•
		Shares	($000)
	Greif Inc. Class A	6,317	702
*	Century Aluminum Co.	14,900	699
*	AK Steel Holding Corp.	29,460	689
	Lubrizol Corp.	13,100	675
*	OM Group, Inc.	15,000	670
	Nalco Holding Co.	27,300	652
	Metal Management, Inc.	13,500	624
	H.B. Fuller Co.	20,600	562
	Texas Industries, Inc.	7,000	529
	Sensient Technologies Corp.	17,570	453
	Westlake Chemical Corp.	14,600	396
	Gibraltar Industries Inc.	16,725	378
	Eagle Materials, Inc.	5,555	248
	Silgan Holdings, Inc.	2,511	128
*	Rockwood Holdings, Inc.	2,700	75
			15,989
Telecommunication Services (1.2%)
*	Cincinnati Bell Inc.	149,900	705
	Surewest Communications	26,938	670
*	Syniverse Holdings Inc.	43,440	458
*	Cbeyond Inc.	12,700	372
*	Leap Wireless
	International, Inc.	4,816	318
	North Pittsburgh
	Systems, Inc.	12,156	265
*	Dobson Communications Corp.	19,009	163
			2,951
Utilities (4.8%)
	OGE Energy Corp.	27,700	1,075
	Energen Corp.	18,444	939
	Puget Energy, Inc.	35,450	910
	PNM Resources Inc.	27,903	901
	Atmos Energy Corp.	27,600	863
	Westar Energy, Inc.	30,800	848
	Southwest Gas Corp.	21,048	818
	IDACORP, Inc.	21,940	742
	ALLETE, Inc.	15,504	723
	Black Hills Corp.	19,500	717
*	El Paso Electric Co.	26,000	685
	Avista Corp.	25,828	626
	CMS Energy Corp.	25,700	457
	CH Energy Group, Inc.	8,500	414
	Vectren Corp.	12,310	352
	Northeast Utilities	7,123	233
	AGL Resources Inc.	5,000	214
	Great Plains Energy, Inc.	4,660	151
			11,668
Total Common Stocks
(Cost $227,649)			242,771

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.6%)[1]
Money Market Funds (1.5%)
[2]	Vanguard Market Liquidity
	Fund, 5.288%	1,119,580	1,120
[2]	Vanguard Market Liquidity
	Fund, 5.288%—Note E	2,653,800	2,654
			3,774

			Face
			Amount
			($000)
	U.S. Agency Obligation (0.1%)
[3]	Federal National
	Mortgage Assn.
4	5.201%, 4/25/07	200	199
	Total Temporary Cash Investments
	(Cost $3,973)		3,973
	Total Investments (101.3%)
	(Cost $231,622)		246,744
	Other Assets and Liabilities (–1.3%)
	Other Assets—Note B		546
	Liabilities—Note E		(3,724)
			(3,178)
	Net Assets (100%)
	Applicable to 11,478,571 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		243,566
	Net Asset Value Per Share		$21.22

15

At March 31, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	228,868	$19.94
Undistributed Net
Investment Income	170.01
Accumulated Net
Realized Losses	(608)	(.05)
Unrealized Appreciation
Investment Securities	15,122	1.32
Futures Contracts	14	—
Net Assets	243,566	$21.22

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

16

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	1,156
Interest[1]	40
Security Lending	23
Total Income	1,219
Expenses
The Vanguard Group—Note B
Investment Advisory Services	91
Management and Administrative	286
Marketing and Distribution	18
Custodian Fees	11
Shareholders’ Reports	5
Total Expenses	411
Net Investment Income	808
Realized Net Gain (Loss)
Investment Securities Sold	1,688
Futures Contracts	72
Realized Net Gain (Loss)	1,760
Change in Unrealized Appreciation (Depreciation)
Investment Securities	19,938
Futures Contracts	14
Change in Unrealized Appreciation (Depreciation)	19,952
Net Increase (Decrease) in Net Assets Resulting from Operations	22,520

1  Interest income from an affiliated company of the fund was $29,000.

17

Statement of Changes in Net Assets

	Six Months Ended	April 20[1] to
	March 31,	September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	808	834
Realized Net Gain (Loss)	1,760	(2,368)
Change in Unrealized Appreciation (Depreciation)	19,952	(4,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,520	(6,350)
Distributions
Net Investment Income	(1,472)	—
Realized Capital Gain	—	—
Total Distributions	(1,472)	—
Capital Share Transactions—Note F
Issued	75,185	210,458
Issued in Lieu of Cash Distributions	1,347	—
Redeemed	(34,423)	(23,699)
Net Increase (Decrease) from Capital Share Transactions	42,109	186,759
Total Increase (Decrease)	63,157	180,409
Net Assets
Beginning of Period	180,409	—
End of Period[2]	243,566	180,409

1  Commencement of subscription period for the fund.

2  Net Assets—End of Period includes undistributed net investment income of $170,000 and $834,000.

18

Financial Highlights

	Six Months
	Ended	Apr. 20[1] to
	Mar. 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2007	2006
Net Asset Value, Beginning of Period	$19.04	$20.00
Investment Operations
Net Investment Income	.07	.09
Net Realized and Unrealized Gain (Loss) on Investments	2.26	(1.05)
Total from Investment Operations	2.33	(.96)
Distributions
Dividends from Net Investment Income	(.15)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.15)	—
Net Asset Value, End of Period	$21.22	$19.04

Total Return	12.26%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$244	$180
Ratio of Total Expenses to Average Net Assets	0.39%*	0.40%*
Ratio of Net Investment Income to Average Net Assets	0.78%*	1.20%*
Portfolio Turnover Rate	56%*	35%

1  Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2006, the fund had available realized losses of $2,355,000 to offset future net capital gains through September 30, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2007, the cost of investment securities for tax purposes was $231,622,000. Net unrealized appreciation of investment securities for tax purposes was $15,122,000, consisting of unrealized gains of $24,732,000 on securities that had risen in value since their purchase and $9,610,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	1	404	6
E-mini Russell 2000 Index	4	323	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2007, the fund purchased $99,647,000 of investment securities and sold $58,691,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at March 31, 2007, was $2,498,000, for which the fund received cash collateral of $2,654,000.

21

F. Capital shares issued and redeemed were:

	Six Months Ended	April 20[1] to
	March 31, 2007	Sept. 30, 2006
	Shares	Shares
	(000)	(000)
Issued	3,610	10,744
Issued in Lieu of Cash Distributions	65	—
Redeemed	(1,674)	(1,266)
Net Increase (Decrease) in Shares Outstanding	2,001	9,478

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1  Commencement of subscription period for the fund.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,122.62	$2.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	1.97

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others; however, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in April 2006, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James P. Stetler, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, noting that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. Since its inception, the fund’s returns have exceeded the returns of its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted
.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.